Exhibit 10.2

PARTIAL ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

This PARTIAL ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT (this “Agreement”) is made and is effective as of July 23, 2019 (the “Effective Date”), by and between CF Alpha & Golf Propco LLC, a Delaware limited liability company (“US Assignor”), CF Alpha & Golf KS Propco LLC, a Delaware limited liability company (“KS Assignor”), CF Alpha & Golf MA Propco LLC, a Delaware limited liability company (“MA Assignor”), and CF Alpha & Golf Property BC ULC, a British Columbia unlimited liability corporation (“Canadian Assignor” and, together with the US Assignor, KS Assignor and MA Assignor, collectively, “Assignors” and each, an “Assignor”), and those entities listed on Schedule 1 attached hereto and made a part hereof (“Assignee”).

RECITALS

A.(1)  US Assignor, as buyer, and the sellers set forth therein (collectively, “US Sellers” and each, a “US Seller”) entered into that certain Agreement of Purchase and Sale, dated as of June 19, 2019 (the “Original US Agreement”), which Original US Agreement was assigned, in part (i) to MA Assignor, pursuant to that certain Partial Assignment and Assumption Agreement, dated as of July 12, 2019, between US Assignor, as assignor, and MA Assignor, as assignee, and (ii) to KS Assignor, pursuant to that certain Partial Assignment and Assumption Agreement, dated as of July 12, 2019, between US Assignor, as assignor, and KS Assignor, as assignee((i) and (ii), collectively, the “US Assignments”), and which Original US Agreement was amended pursuant to that certain First Amendment to Agreements of Purchase and Sale, dated as of July 19, 2019 by and among Assignors and Sellers (the “Amendment to PSAs”, and, together with the Original US Agreement and the US Assignments, collectively, the “US Purchase Agreement”), and (2) Canadian Assignor, as buyer, and AGNL Avionics BC, L.L.C., a Delaware limited company (“Canadian Seller”, and together with US Sellers, collectively “Sellers” and each, a “Seller”), as seller, entered into that certain Agreement of Purchase and Sale, dated as of June 26, 2019 (the “Original Canadian Agreement”), which Original Canadian Agreement was amended pursuant to the Amendment to PSAs (the Original Canadian Agreement, as amended, the “Canadian Purchase Agreement” and, together with the US Purchase Agreement, collectively, the “Purchase Agreements” and each, a “Purchase Agreement”) providing for the purchase of the Properties (as defined in each Purchase Agreement).  Each capitalized term used herein and not defined herein shall have the meaning set forth for such term in the applicable Purchase Agreement.

B.The Properties are comprised of, among other things, each of the Real Properties listed on Exhibit A attached hereto and made a part hereof, which Real Properties are more specifically described on Exhibit B attached hereto and made a part hereof, together with all Appurtenances, Improvements, Fixtures, Equipment and Intangible Property relating to such Real Properties under the Purchase Agreements (collectively, the “Broadstone Properties” and each, a “Broadstone Property”).

C.Assignors desire to assign to Assignee all of each such Assignor’s right, title and interest, except as otherwise set forth herein, in and to the Purchase Agreements insofar as the same relates to the Broadstone Properties.

D.Assignee is willing to assume all of the obligations of Assignors under the Purchase Agreements insofar as such obligations relate to the Broadstone Properties, upon and subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the Recitals, the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.Assignment and Assumption.

A.Assignors’ Assignment.  Effective immediately prior to Closing, Assignors hereby assign to Assignee (a) all of the right, title, benefit, privilege and interest of “Buyer” under or in connection with the Purchase Agreements, solely insofar as the same relate to the Broadstone Properties, including, without limitation, the right to purchase the Broadstone Properties and otherwise enforce (through request to Assignors prior to Closing and directly against Sellers after Closing except as provided in Section 11.7 of the US Purchase Agreement and Section 10.7 in the Canadian Purchase Agreement) for Assignee’s benefit any of the covenants, agreements or undertakings of Seller under the Purchase Agreements; (b) all Tenant Security Deposits for the Broadstone Properties and all other credits, deposits and other sums relating to the Broadstone Properties to which Buyer is entitled under the Purchase Agreements; (c) the right to enter into and accept delivery of Sellers’ Closing Deliveries solely to the extent such Sellers’ Closing Deliveries cover or relate to any of the Broadstone Properties or are reasonably necessary to convey any of the Broadstone Properties to Assignee; and (d) all right, title and interest of Assignors in all “Third Party Reports” (which, as used herein, means the surveys, zoning reports, property condition reports and environmental reports commissioned by any Assignor for any of the Broadstone Properties).  On or before Closing, Assignors shall cause each issuer of the Third Party Reports to re-certify or issue reliance letters, as applicable, in favor of Assignee and Assignee’s successors and assigns on documentation reasonably acceptable to Assignee. For clarity, each “Broadstone Property,” as defined herein, shall include any and all real, personal and intangible rights to which the applicable Assignor is entitled under the Purchase Agreements with respect to each such Broadstone Property, even if not specifically set forth in this Agreement.

B. Assignee’s Assumption; Indemnity by Assignors.

(1)Assignee’s Assumption. Subject to the terms and conditions of this Agreement, effective immediately prior to Closing, Assignee hereby assumes (i) all of each Assignor’s obligations under the Purchase Agreements (including, but not limited to, the payment of any sales, transfer or other taxes, recording fees and any other closing costs and prorations which would otherwise be payable by Assignor pursuant to the terms of the applicable Purchase Agreement, each of which shall be paid by Assignee at Closing), but solely to the extent such obligations relate to any of the Broadstone Properties, and (ii) each Assignor’s obligation under the Purchase Agreements to pay to Sellers on the Closing Date the consideration for the Broadstone Properties, which Assignors and Assignee hereby agree, as between Assignors and Assignee, is Seven Hundred Thirty Five Million Seven Hundred Forty Thousand and 00/100 Dollars

Partial Assignment
(Broadstone)

($735,740,000.00) subject to any applicable prorations or adjustments applicable to the Broadstone Properties under the Purchase Agreements (the “Broadstone Consideration”, and clauses (i) and (ii) of this sentence being collectively referred to herein as the “Broadstone Liabilities”).  For purposes of this Section 1.B, Assignee’s payment of the Broadstone Consideration shall be deemed to be payment of the Purchase Price applicable to the Broadstone Properties under each Purchase Agreement.

(2)Assignors’ Agreements.  Each Assignor (i) represents and warrants to Assignee as provided in Section 9 of this Agreement and (ii) covenants that such Assignor (a) will perform the covenants relating to the Purchase Agreement with respect to any of the Broadstone Properties in accordance with Section 12 of this Agreement, and (b) will conclude, and enforce its rights against Sellers with respect to, the purchase and sale of the transactions contemplated under the applicable Purchase Agreement, absent the failure of a condition to such Assignor’s obligation to conclude the Transaction under the applicable Purchase Agreement.

(3)Assignors’ Indemnity.  Subject to Section 1.B.5 below, Assignors agree to indemnify, defend (with counsel reasonably satisfactory to Assignee) and hold harmless Assignee and Assignee’s officers, directors, trustees, managers, members, shareholders, partners, affiliates, employees, agents, attorneys, successors and assigns (the “Assignee Indemnified Parties”) for, from and against all claims, demands, losses, damages, expenses and costs (including, but not limited to, reasonable attorneys’ fees, but excluding special, exemplary, punitive and consequential damages) arising out of or in connection with: (i) the breach or default by any Assignor or Buyer Party of any of its agreements, covenants, representations, warranties, or obligations under the Purchase Agreements, provided that insofar as the same relate to the Broadstone Properties then only to the extent arising prior to Closing; (ii) the breach or default by any Assignor of any of its agreements, covenants, representations, warranties, or obligations under this Agreement which expressly survive Closing (and as such representations or warranties may be modified by any Pre-Closing Disclosure); (iii) the breach by any Seller of any of its representations or warranties under the Purchase Agreements, which expressly survive Closing, and which affect or relate to any of the Broadstone Properties or any Purchase Agreement generally; and (iv) any claim arising as a result of any of the matters disclosed on Schedule 5.1(xiii) of the Canadian Purchase Agreement.  Assignors’ indemnification obligations set forth in subsections (iii) and (iv) of this Section 1.B.3 shall be limited (a) to the extent that any Buyer Party has a claim against any Seller under the terms of any Purchase Agreement; provided, however, that Assignors’ indemnification obligations under subsections (iii) and (iv) above shall include: (w) claims waived or released by any Assignor in violation of this Agreement; (x) claims that do not exceed, individually or in the aggregate, the Broadstone Ceiling, as hereinafter defined; (y) claims that any Assignor is unable to assert against any Seller due to such Assignor having knowledge of a matter prior to Closing and Assignors failed to give Assignee written notice thereof prior to Closing; and (z) claims arising out of fraud, intentional misrepresentation, willful misconduct or gross negligence of any Buyer Party.  The rights and obligations set forth in this Section 1.B.3 shall survive the assignment contemplated by this Agreement and Closing for a period of five (5) months, but in no event shall such survival period extend beyond December 27, 2019 (other than rights and obligations related to the matters disclosed on Schedule 5.1(xiii) of the Canadian Purchase Agreement, which shall survive for twelve (12) months after the Closing Date).

Partial Assignment
(Broadstone)

As used herein, the term “Broadstone Ceiling” means an amount equal to, with respect to any individual Seller, Two Million Four Hundred Twenty Thousand and 00/100 Dollars ($2,420,000.00), and with respect to two or more Sellers (including the “Seller” under the Canadian Purchase Agreement) in the aggregate, Four Million Eight Hundred Forty Thousand and 00/100 Dollars ($4,840,000.00).

(4)Notice of Claims.  If Assignee (a) seeks indemnification hereunder directly from any Assignor or (b) seeks an indemnification hereunder due to a potential claim that Assignee has reason to believe Assignor has against a Seller Party under one or both of the Purchase Agreements, which claim is related to one or more of the Broadstone Properties, then, in each case, Assignee shall give to Assignors a notice (a “Claim Notice”) describing in reasonable detail the facts giving rise to any such claim (or potential claim) for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim (or potential claim), and a reference to the provision of this Agreement or any other agreement, document or instrument executed hereunder or in connection herewith upon which such claim (or potential claim) is based.

(5)Limitation of Assignor’s Liability.  Notwithstanding anything to the contrary contained herein, if the Closing shall have occurred (the parties hereto agreeing that any pre-closing liability shall be governed by Section 5 below) (a) the aggregate liability of Assignors arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Assignors under this Agreement (or any document executed or delivered in connection herewith) shall not exceed Twenty Two Million Seventy Two Thousand Two Hundred and 00/100 Dollars ($22,072,200.00) (the “Liability Limitation”), and (b) no claim by Assignee alleging a breach by any Assignor of any representation, warranty, indemnification, covenant or other obligation of any Assignor contained herein (or in any document executed or delivered in connection herewith) may be made, and no Assignor shall be liable for any judgment in any action based upon any such claim, unless and until (i) such claim, either alone or together with any other claims by Assignee alleging a breach by any Assignor of any representation, warranty, indemnification, covenant or other obligation of Assignor contained herein (or in any document executed or delivered in connection herewith), is for an aggregate amount in excess of Twenty Thousand Dollars ($20,000) (the “Floor Amount”), in which event Seller’s liability respecting such claim or claims shall be for the entire amount thereof, subject to the limitation set forth in clause (a) above; and (ii) such claim is made by Assignee prior to the expiration of the survival period set forth in Section 1.B.3 above (the “Limitation Period”).  No constituent shareholder, partner or member in or agent of any Assignor, nor any advisor, trustee, director, officer, member, manager, partner, employee, beneficiary, shareholder, participant, representative or agent of any entity that is or becomes a constituent shareholder, partner or member in any Assignor or any agent of Assignor (“Assignors’ Affiliates”) shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and, except as otherwise set forth herein, Assignee and its successors and assigns, shall look solely to Assignors and Assignors’ assets (and proceeds therefrom) for the payment of any claim or for any performance, and Assignee, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability.  Notwithstanding anything to the contrary contained in this Agreement, the limitation of liability set forth in this Section shall not apply to any fraud, intentional misrepresentation or willful misconduct of any Assignor.  The provisions of this Section 1.B.5 shall survive Closing.

Partial Assignment
(Broadstone)

C.Payment of Broadstone Deposit to Assignors. No later than one (1) Business Day after the mutual execution of this Agreement and as a condition precedent to this Agreement being binding on Assignors, Assignee shall deliver an earnest money deposit in the amount of Ten Million and 00/100 Dollars ($10,000,000.00) (the “Initial Deposit”) into escrow with the Title Company by wire transfer of immediately available funds.  In addition, no later than one (1) Business Day after the expiration of the Broadstone DDP (as hereinafter defined), and provided Assignee has not terminated this Agreement pursuant to Section 6 below, Assignee shall deliver into escrow with the Title Company by wire transfer of immediately available funds the amount of Ten Million and 00/100 Dollars ($10,000,000.00) (the “Additional Deposit” and, together with the Initial Deposit, collectively, the “Broadstone Deposit”). The Broadstone Deposit shall be invested as Assignee so directs in a standard money market interest-bearing account at a federally insured financial institution reasonably acceptable to Assignee and the Title Company.  Any and all interest earned on the Broadstone Deposit shall be reported to Assignee’s federal tax identification number.  If Assignee notifies Assignors, in writing, prior to the expiration of the Broadstone DDP that Assignee elects to terminate this Agreement, then the Broadstone Deposit shall be returned to Assignee by the Title Company, upon Assignee’s sole direction and the Title Company may disregard any notice or direction from any Assignor to the contrary.  In addition, if the transaction contemplated in this Agreement fails to close because of Sellers’ default under either Purchase Agreement or any Assignor’s default under this Agreement, the Broadstone Deposit shall be returned to the Assignee by the Title Company.  The parties hereto acknowledge and agree that One Hundred and 00/100 Dollars ($100.00) of the Broadstone Deposit shall be deemed independent consideration paid from Assignee to Assignors for entering into this Agreement and such amount shall be paid to Assignors in the event the parties fail to close on the sale of the Broadstone Properties on the Closing Date or if Assignee terminates this Agreement for any reason at any time.   If the transactions contemplated by this Agreement close in accordance with the terms of this Agreement, then the  Broadstone Deposit shall be credited against the Broadstone Consideration at Closing.  Assignors and Assignee agree that the assignment contemplated by this Agreement shall be conditioned on the imminent consummation of the Closing under the Purchase Agreements as to the Broadstone Properties (meaning that Buyer and Sellers are ready to authorize Closing as to such Properties and that all conditions to Closing in favor of such parties have either been satisfied or waived). In the event Assignors notify Assignee that such conditions are not capable of being satisfied prior to Closing, Assignee may (but is not obligated to) terminate this Agreement by written notice to Assignors, in which event Title Company shall return the Broadstone Deposit to Assignee, and Assignors and Assignee will have no further obligations to each other except those that expressly survive termination of this Agreement; provided, however, if the failure of such condition is the result of a breach or default by Assignors under this Agreement or any Buyer Party under the Purchase Agreements, then Assignors shall also reimburse Assignee for any of its reasonable out of pocket costs, in an amount not to exceed Five Hundred Thousand and 00/100 Dollars ($500,000.00).

D.Payment of the Broadstone Consideration and any Other Broadstone Liabilities.  Subject to the terms and conditions of this Agreement and provided that Assignors have given Assignee written notice that the Closing Date has been determined at least five (5) Business Days prior to the then-scheduled Closing Date , Assignee hereby agrees to (i) (a) at least four (4) Business Days prior to the Closing Date, provide notices of borrowing (or such other proof

Partial Assignment
(Broadstone)

reasonably acceptable to Assignors) to Assignors evidencing that Assignee has initiated the borrowing of the Broadstone Closing Funds (as hereinafter defined) to be deposited into escrow before the Closing Date and (b) deposit into escrow with the Title Company no later than 1:00 p.m. New York time one (1) Business Day prior to the Closing Date (the “Deposit Date”), and authorize the Title Company to pay to Sellers on the Closing Date (which will occur no earlier than August 19, 2019 unless Assignee’s prior written consent has been obtained) subject to and in accordance with the Purchase Agreements and this Agreement, the Broadstone Consideration and all other amounts for Closing owed by Assignee under the Purchase Agreements with respect to the Broadstone Properties (plus or minus any applicable prorations calculated pursuant to the Purchase Agreements with respect to the Broadstone Properties) (collectively, the “Broadstone Closing Funds”), and (ii) deliver into escrow with the Title Company, no later than the three (3) Business Days prior to the Closing Date, all of the Buyer’s Closing Deliveries applicable to the Broadstone Properties.  The escrow between Assignors and Assignee for the Broadstone Deposit under this Agreement shall be a separate escrow from the escrow under the Purchase Agreements, with funds contained therein to be transferred into the escrow between US Assignor and Sellers on the Closing Date to facilitate the closing of Assignee’s acquisition of the Broadstone Properties. After the expiration of the Broadstone DDP (as hereinafter defined), and assuming Assignee has not previously terminated this Agreement pursuant to the terms hereof, the Broadstone Consideration and any other sums deposited into escrow by or for the benefit of Assignee, including, but not limited to the Broadstone Deposit (except as otherwise expressly set forth herein) shall be refundable to Assignee based on the same provisions under which the applicable Assignor’s Deposit or other funds would be refundable to either Assignor as the buyer under the applicable Purchase Agreement (e.g., in the event a closing condition in favor of such Assignor under such Purchase Agreement is not satisfied and such Assignor has the right to terminate such Purchase Agreement and receive a refund of its Deposit thereunder, then Assignee shall similarly receive a refund of the Broadstone Deposit hereunder).  If the Closing Date under both Purchase Agreements is extended after the Deposit Date and after Assignee deposits the Broadstone Consideration into escrow with the Title Company in accordance with the terms of this Agreement, then Assignors shall pay to Assignee, through escrow at Closing, per diem interest on the Broadstone Consideration and all other amounts funded into (and remaining in) escrow by Assignee pursuant to this Agreement, equal to the amount of base rent that Assignors would have received each day for the Broadstone Properties, pursuant to each applicable Lease for each Broadstone Property and each Estoppel delivered in connection therewith, if the Closing Date had not been extended; provided, however, if the Closing Date is likely to be extended by more than two (2) business days, then Assignee may elect to have its funds returned, and if the Closing Date is likely to be extended by more than four (4) business days, then such funds shall promptly be returned to Assignee.

E.No Release of Assignors.  Assignors acknowledges that, notwithstanding the foregoing assignments and assumptions, each Assignor shall remain obligated under the applicable Purchase Agreement and, pursuant to the terms thereof, shall not be released therefrom.

Partial Assignment
(Broadstone)

2.Earnest Money.  Assignors and Assignee hereby acknowledge and agree that all right, title and interest in and to the Deposit shall remain with Assignors, and the entire Deposit currently held in escrow by the Title Company shall be either returned to each Assignors in the event the transactions contemplated by the Purchase Agreements do not result in a Closing and the Assignor under such Purchase Agreement is entitled to a refund of the same in accordance with the terms of such Purchase Agreement, or shall be credited against the remaining portion of the Purchase Price owed by each Assignor to Sellers on the Closing Date.

3.Right to Pursue Claims Under Purchase Agreements.  Assignee covenants and agrees that, notwithstanding anything to the contrary contained herein or in the Purchase Agreements (but without prejudice to Assignors’ indemnification obligations in favor of Assignee set forth in Section 1.B of this Agreement), it shall have no right to, and shall not make any direct claim (1) against any Seller as a result of a breach by any such Seller of a representation or warranty contained in a Purchase Agreement, including, without limitation, delivering any notice to any Seller of any alleged breach by any such Seller of a representation or warranty contained in a Purchase Agreement or (2) to any portion of the Post Closing Escrow or any rights under the Post Closing Escrow Instructions, and in no event shall Assignee have any right, prior to Closing to deliver any notice to any Seller alleging any breach by any such Seller of any of the terms of any Purchase Agreement.  Notwithstanding each Assignor’s assignment of its right, title and interest in and to the applicable Purchase Agreements with respect to the Broadstone Properties, each Assignor hereby specifically retains all rights of such Assignor to (i) enforce the representations and warranties (and indemnification obligations made by Sellers in the applicable Purchase Agreements as a result of a breach thereof) and (ii) the Post-Closing Escrow and under the Post-Closing Escrow Instructions.  Notwithstanding the foregoing, Assignors’ indemnification obligations and Assignee’s rights and remedies under this Agreement against Assignors are independent and shall not be affected or diminished by this Section 3 or any provision in the Purchase Agreements.  The terms of this Section 3 shall survive the Closing.

4.Entity Transfer Option.  If Assignors and Assignee agree that it is in the best interest of the parties hereto to acquire any of the Broadstone Properties indirectly through a transfer from the applicable Assignor to Assignee of the buyer entity that will take title to such Broadstone Property at Closing under the terms of the applicable Purchase Agreement, then such Property shall be transferred to Assignee through an assignment of such buyer entity from the applicable Assignor to Assignee (rather than through a direct deed from the applicable Seller to Buyer), without any change in the Broadstone Consideration, which assignment shall be effectuated pursuant to documents reasonably acceptable to Assignors and Assignee.

Partial Assignment
(Broadstone)

5.Remedies.

A.ASSIGNORS’ REMEDIES.  AFTER THE EXPIRATION OF THE BROADSTONE DDP (AS HEREINAFTER DEFINED), AND IF ASSIGNEE HAS NOT PREVIOUSLY TERMINATED THIS AGREEMENT PURSUANT TO THE TERMS HEREOF, IN THE EVENT THE SALE OF THE BROADSTONE PROPERTIES TO ASSIGNEE IS NOT CONSUMMATED SOLELY DUE TO A MATERIAL DEFAULT OF ASSIGNEE UNDER THIS AGREEMENT (PROVIDED NO ASSIGNOR IS IN MATERIAL DEFAULT OF THIS AGREEMENT OR ANY PURCHASE AGREEMENT AND NO SELLER IS IN MATERIAL DEFAULT OF EITHER PURCHASE AGREEMENT AT THE TIME OF SUCH ASSIGNEE DEFAULT), THEN THE SOLE AND EXCLUSIVE REMEDY AVAILABLE TO ASSIGNORS FOR SUCH FAILURE IS TO TERMINATE THIS AGREEMENT IN WHOLE AND RETAIN THE BROADSTONE DEPOSIT, IN WHICH EVENT ASSIGNEE SHALL BE OBLIGATED TO REIMBURSE ASSIGNORS FOR ALL ACTUAL, OUT-OF-POCKET COSTS INCURRED BY ASSIGNORS IN CONNECTION WITH THE TRANSACTION COVERED BY THIS AGREEMENT (AND NOT THE PURCHASE AGREEMENTS GENERALLY), IN AN AMOUNT NOT TO EXCEED $250,000 IN THE AGGREGATE FOR ALL SUCH OUT-OF-POCKET COSTS.  THE PARTIES HAVE AGREED THAT ASSIGNORS’ ACTUAL DAMAGES, IN THE EVENT THAT THE CLOSING OF THE BROADSTONE PROPERTIES FAILS TO OCCUR IN ACCORDANCE WITH THE TERMS HEREOF (PROVIDED NO ASSIGNOR IS IN MATERIAL DEFAULT OF THIS AGREEMENT OR ANY PURCHASE AGREEMENT AND NO SELLER IS IN MATERIAL DEFAULT OF EITHER PURCHASE AGREEMENT AT THE TIME OF SUCH ASSIGNEE DEFAULT), DUE SOLELY TO A MATERIAL DEFAULT OF ASSIGNEE HEREUNDER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE, AND AFTER NEGOTIATION AND ADVICE OF COUNSEL, THE PARTIES HAVE AGREED THAT, CONSIDERING ALL THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, THE TOTAL AMOUNT OF THE BROADSTONE DEPOSIT (PLUS ASSIGNORS’ OUT-OF-POCKET-COSTS) IS A REASONABLE ESTIMATE OF THE DAMAGES THAT ASSIGNORS WOULD INCUR IN SUCH EVENT.  THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH BROADSTONE DEPOSIT  (AND ASSIGNORS’ OUT-OF POCKET-COSTS) IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, IF APPLICABLE, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO ASSIGNORS, PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677, TO THE EXTENT CALIFORNIA LAW IS DEEMED TO APPLY HERETO NOTWITHSTANDING THE CHOICE OF LAW PROVISION SET FORTH IN SECTION 15.I BELOW.  NOTHING IN THIS PARAGRAPH SHALL CONSTITUTE A WAIVER OF THE RIGHTS OF EITHER PARTY TO RECOVER REASONABLE ATTORNEYS FEES AND REASONABLE OUT-OF-POCKET COSTS AND EXPENSES INCURRED IN ENFORCING THIS AGREEMENT IF IT IS THE PREVAILING PARTY IN A SUIT REGARDING THE SAME.  BY PLACING THEIR INITIALS BELOW, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED, AT THE TIME THIS AGREEMENT WAS MADE, THE CONSEQUENCE OF THIS LIQUIDATED DAMAGES PROVISION.

/s/ JP	/s/ STC
Assignors’ Initials	Assignee’s Initials

Partial Assignment
(Broadstone)

B.Assignee’s Remedies Against Assignors.  In the event that (1) Assignors fail to perform in any material respect any of the covenants or agreements contained herein which are to be performed by Assignors, including without limitation, if any Assignor fails to complete the assignment of the Purchase Agreements with respect to the Broadstone Properties to Assignee as provided herein, (2) any Assignor representations and warranties in this Agreement prove to have been untrue as of the Effective Date in any material respect or prove to be untrue as of the Closing Date in any material respect due to the intentional misrepresentation or willful misconduct of any Assignor or Buyer Party, or (3) the assignment contemplated by this Agreement or Closing fails to occur because of an act or omission of any Buyer Party that causes a default under either Purchase Agreement or this Agreement, then, provided that Assignee is not in material default hereunder, Assignee may, at its sole election, proceed with one of the following mutually exclusive alternatives as its sole and exclusive remedy: (i) terminate this Agreement by giving written notice of termination to Assignors whereupon escrow holder will return to Assignee any funds previously deposited with escrow holder by or for the benefit of Assignee, Assignors shall reimburse Assignee for reasonable out-of-pocket costs and attorneys’ fees incurred by Assignee in connection with this Agreement (not to exceed $500,000.00) and both Assignee and Assignors will be relieved of any further obligations or liabilities hereunder, except for those obligations which expressly survive any termination hereof, or (ii) seek specific performance of this Agreement; or (iii) waive such default and proceed with the Closing with no reduction in the Purchase Price payable for the Broadstone Properties.  Notwithstanding anything to the contrary herein, if during the term of this Agreement any Assignor sells all or any portion of the Broadstone Properties to a third party in contravention of this Agreement thereby preventing a suit for specific performance by Assignee (a “Third Party Transfer”), then Assignee shall have the right to seek all remedies at law and in equity, including, without limitation, a suit for damages.  In addition, If Assignee chooses the remedy in clause (ii) above, then Assignee may recover from Assignors all of Assignee’s out-of-pocket costs incurred in seeking such specific performance.

EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 5.B, ASSIGNEE MAY NOT SEEK ANY OTHER REMEDIES DIRECTLY AGAINST ASSIGNORS IN THE EVENT THIS TRANSACTION FAILS TO CLOSE, AND ASSIGNEE WAIVES ALL RIGHTS TO DAMAGES OF ANY OTHER KIND OR NATURE IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, COMPENSATORY, DIRECT, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES.

/s/ JP	/s/ STC
Assignors’ Initials	Assignee’s Initials

C.Assignee’s Indirect Remedies Against Sellers.  In the event that the Closing under the Purchase Agreements fails to occur because of (1) the failure of any condition precedent to any Buyer Party’s obligation close under either Purchase Agreement to be satisfied (and no Buyer default has occurred thereunder) or (2) any Seller materially defaults under the terms of any Purchase Agreement, including, but not limited to, if any Seller challenges the assignment contemplated by this Agreement, then in each case, consistent with Section 1.D above, the Broadstone Deposit shall be refunded to Assignee (together with any other sums deposited into escrow by or for the benefit of Assignee).  In addition, provided that Assignee is not in material

Partial Assignment
(Broadstone)

default of this Agreement, (i) if Assignors elect to terminate the Purchase Agreements as a result of any such Sellers’ Default and Assignors have the right to recover all out-of-pocket costs incurred by Assignors as a result of any such Seller’s Default, then Assignors shall deliver to Assignee Assignee’s prorata share of such costs recovered from Sellers based on the percentage of the Purchase Price reflected by the Broadstone Consideration, and (ii) if any such Sellers’ Default is the result of any such Seller selling one or more of the Properties to a third-party, thereby preventing a suit for specific performance by the applicable Assignor, then any amounts recovered as a remedy by Assignors in connection therewith pursuant to the terms of the applicable Purchase Agreement shall be split prorata with Assignee based on the percentage of the Purchase Price reflected by the Broadstone Consideration

D.Limitation on Damages.  Without limiting the foregoing, each of each Assignor and Assignee hereby waives, to the fullest extent permitted by applicable law, any right to any consequential, special, indirect or punitive damages against Assignee or such Assignor, respectively, arising out of any claim or in connection with this Agreement, the Purchase Agreements or any of the Broadstone Properties.

6.Access and Due Diligence.  Promptly after the Effective Date, Assignors will provide Assignee (to the extent not provided to Buyer prior to the Effective Date) with access to the Broadstone Properties to the extent permissible under (and in accordance with) the applicable Purchase Agreement, and Assignee hereby agrees to be bound by and comply with all of the terms of the Access Agreement relative to Assignee’s inspection of the Broadstone Properties, as if Assignee was the “Potential Purchaser” thereunder with respect to the Broadstone Properties. In no event shall Assignee be permitted to bring any Information (as hereinafter defined) to any of the Broadstone Properties in connection with access by Assignee of any Broadstone Property, and Assignee shall advise each of Assignee’s Representatives who may access any of the Broadstone Properties in accordance with the terms of this Agreement of such restrictions. Assignee shall have until 10:00 pm New York time on July 29, 2019 (the period beginning on the Effective Date and ending at such time being herein referred to as the “Broadstone DDP”) to conduct its due diligence to determine the feasibility of acquiring the Broadstone Properties.  Prior to the Effective Date, Assignors have made available to Assignee all Third Party Reports and the due diligence materials received from Sellers related to the Broadstone Properties that are in Assignors’ possession, and in no event shall Assignee commission any additional third party reports be prepared for any of the Broadstone Properties, it being agreed that Assignee shall rely solely on the Third Party Reports to assess whether Assignee wishes to proceed with the transactions set forth in this Agreement.  From and after the Effective Date until Closing or the earlier termination of this Agreement, Assignors shall have an ongoing obligation to provide Assignee with any additional materials related to the Broadstone Properties that are delivered to Assignors by Sellers, however, the provision of any new, modified or updated materials or information shall not reset or otherwise change the end date of the Broadstone DDP.  Upon Assignors’ request, Assignee shall keep Seller reasonably informed via email of the status of its due diligence activities.  If Assignee determines (in its sole discretion) that the Broadstone Properties are unsuitable for its purposes for any reason, then Assignee may terminate this Agreement in whole (but not in part) by written notice to Assignors given at any time prior to the expiration of the Broadstone DDP.  If Assignee terminates this Agreement prior to the expiration of the Broadstone DDP, then the Initial Deposit (less the

Partial Assignment
(Broadstone)

Independent Consideration and one half of the reasonable escrow fees due to the Title Company as a result of the separate escrow established for this transaction) shall be returned to Assignee in accordance with Section 1.C above, and neither party shall have any further rights or obligations under this Agreement except those which expressly survive termination of this Agreement.  Assignee’s failure to so terminate this Agreement prior to the expiration of the Broadstone DDP shall be deemed a waiver by Assignee of the right to terminate this Agreement as a result of Assignee’s inspections, subject to Assignee’s rights with respect to Lease Request Notices, New Title Matters, and any other Assignee conditions precedent or termination rights expressly provided in this Agreement.

If Assignee does not terminate this Agreement prior to the expiration of the Broadstone DDP, Assignee shall deliver to Title Company by cashier’s check or other immediately available funds the Additional Deposit no later than one (1) business day after the earlier of (a) the expiration of the Broadstone DDP or (b) such earlier date in the event Assignee waives all conditions contained in this Section 6 prior to the expiration of the Broadstone DDP, which Assignee may, but is not obligated, to do in Assignee’s sole discretion.

Assignee’s right of inspection pursuant to this Section 6 (i) is and shall remain subject to the terms of the applicable Purchase Agreement in all respects, and (ii) is and shall remain limited to Assignee or its designated representatives interacting with Assignors’ designated liaison relating to such inspection or other related diligence of the Broadstone Properties. Notwithstanding anything to the contrary contained in this Agreement, Assignee shall indemnify, defend (with counsel reasonably acceptable to Seller) and hold each Assignor and its past or present affiliates, equity holders, employees, directors, officers, managers, agents, representatives, and successors and assigns harmless from and against any and all loss, cost, expense, liability, damage, demand, proceeding, obligation, cause of action or claim (whether known or unknown, absolute or contingent, both at law and in equity, and including, without limitation, actual attorneys’ fees incurred in connection therewith) (each, a “Claim”) to the extent arising out of or resulting from Assignee’s inspection of the Broadstone Properties as provided for in this Section 6 excluding, however, any Claim resulting from any unfavorable test result or the mere discovery (without exacerbation by Assignee, otherwise only to the extent of such exacerbation by Assignee) of any undesirable existing condition on, in, under or about any Broadstone Property, and in no event shall Assignee be liable for any loss resulting from any decrease in the fair market value of any Broadstone Property or the inability to market any Broadstone Property due to any such discovery or unfavorable test result.  Such indemnity shall survive the Closing and any termination of this Agreement.

7.Confidentiality.  Each Assignor and Assignee hereby agrees to comply with all of the terms set forth in that certain Confidentiality Agreement, dated as of June 19, 2019, between Fortress Investment Group LLC (an affiliate of Assignors) and Assignee, which is incorporated herein by this reference and with all of the terms set forth in Section 11.10 of the Purchase Agreements, and any breach by Assignee of the provisions of this Section 7 shall be deemed a default hereunder.

Partial Assignment
(Broadstone)

8.Brokers.  Each Assignor represents and warrants that any and all commissions, finders’ fees and/or other compensation owing to brokers, salespersons, finders or others in connection with the transactions contemplated by the Purchase Agreements and/or this Agreement, including without limitation, the assignment of each Purchase Agreement solely with respect to the Broadstone Properties by Assignors to Assignee, have been or will be paid in full by Sellers, as to commissions payable under the Purchase Agreements, or by Assignors, as to commissions payable hereunder, and no commission shall be payable by Assignee as a result of or in connection with any such transaction.  Each Assignor shall indemnify, defend and hold Assignee free and harmless from and against any and all commissions or other claims any broker, salesperson, finder or others, alleging to have represented or assisted any Assignor, may assert in connection with the transactions contemplated by the Purchase Agreements, which obligation shall survive the Closing.  Assignors and Assignee shall each indemnify, defend and hold the other party free and harmless from and against any and all commissions or other claims any broker, salesperson, finder or others, alleging to have represented or assisted the indemnifying party, may assert in connection with the transactions contemplated by this Agreement, which obligation shall survive the Closing.

9.Representations and Warranties of Assignors.  Assignors represent and warrant to Assignee that as of the Effective Date and the Closing Date:

A.Each Assignor is duly organized, validly existing and in good standing under the laws of its state of formation and has the full right, power and authority to enter into this Agreement, and to perform all of the obligations and liabilities of Assignor required to be performed hereunder.

B.This Agreement has been duly and validly executed and delivered by and on behalf of Assignors and constitutes a valid, binding and enforceable obligation of Assignors enforceable in accordance with its terms.

C.Assignors have delivered to Assignee true, correct and complete copies of the Confidentiality Agreement, Access Agreement and the Purchase Agreements and any and all assignments, supplements, amendments or modifications thereto; provided that the economic terms related to the Properties that are not Broadstone Properties have been redacted.  The Purchase Agreements and the Access Agreement and Confidentiality Agreement referred to therein constitute the entire agreement between Buyer Parties and Seller Parties with respect to the Properties.  No Assignor has previously assigned the Purchase Agreements or entered into any other agreement with any third party in connection therewith relating to the Broadstone Properties (other than the Confidentiality Agreement and the Access Agreement, as defined in the Purchase Agreements).

D.To the best of Assignors’ knowledge, the Purchase Agreements are in full force and effect and binding on the parties thereto.  No Assignor, and, to Assignors’ knowledge, no Seller Party is in default under either Purchase Agreement.  The assignment contemplated by this Agreement will not result in a breach or default under either Purchase Agreement.

E.All of the representations and warranties made by Assignors in the Purchase Agreements are true and correct in all material respects.  To Assignors’ knowledge, all of the representations and warranties made by Sellers in the Purchase Agreements are true and correct in all material respects.

Partial Assignment
(Broadstone)

F.Assignors have delivered to Assignee true and complete copies of all of the following to the extent received by or otherwise in the possession of any Assignor or other Buyer Party and related to the Broadstone Properties: (1) Due Diligence Materials or other information received or made available by any Seller Party (excluding information relating only to Properties that are not Broadstone Properties); (2) Third Party Reports, together with any revisions thereto; (3) Estoppel Certificates; (4) Third Party Consents; (5) any Lease Request Notices and any notices regarding New Title Matters, Assumed Contracts, casualty and condemnation affecting any Broadstone Property; and (6) any other Leases and Material Subleases in the possession or control of any Buyer Party.

G.With respect to any of the Broadstone Properties (including, without limitation, Buyer’s rights relating thereto) or with respect to any Purchase Agreement generally, no Assignor has (a) granted any approvals or consents permitted to be granted under the Purchase Agreements (nor permitted any approval periods to expire or lapse with the exception of the deemed approval of the title objections that Seller did not agree to cure), or (b) submitted any formal notices, elections, objections or documents to any Seller Party that are required or permitted to be submitted under any Purchase Agreement, except for the title objections and the election to assume the Service Contracts as more specifically set forth in the Objections notice delivered by US Assignor to US Sellers in accordance with the US Purchase Agreement (copies of which Assignors have provided to Assignee prior to the Effective Date, which copies redacted any information not relevant to the Broadstone Properties) or (c) waived any requirements applicable to or defaults by Seller under any Purchase Agreement.

H.Neither the execution and delivery of the Purchase Agreements or this Agreement by any Assignor or Buyer Party, nor the taking of any action contemplated thereby, will conflict with or result in a breach of any of the provisions of, or constitute a default of any obligation under any instrument, contract, judgment, order, award, decree or other agreement or restriction to which any Assignor or Buyer Party is a party or is otherwise bound.

“Assignors’ Knowledge” or any similar phrase shall mean the current actual knowledge, without independent investigation or any implied duty to investigate or make any inquiries of William Turner and/or Ahsan Aijaz (and expressly including, without limitation, any written notice received by such person from any Seller Party).  Such individuals shall have no personal liability in any manner whatsoever hereunder or otherwise related to the transactions contemplated hereby. Assignors represent and warrant that such persons have direct responsibility for the Purchase Agreements and otherwise have knowledge of the matters set forth in this Section 9.

10.Representations Remade.  As of Closing, Assignors shall be deemed to remake and restate the representations set forth in Section 9, except that the representations shall be updated by delivering written notice to Assignee prior to Closing in order to reflect any fact, matter or circumstance which Assignors have become aware of, other than facts, matters or circumstances that Assignors have been informed of by Assignee or any agent of Assignee, that would make any of Assignors’ representations or warranties contained herein untrue or incorrect in any material respect (any such disclosure being referred to as a “Pre-Closing Disclosure”).  If any Pre-Closing Disclosure would cause any representation or warranty contained herein to no longer be true and

Partial Assignment
(Broadstone)

correct in all material respects, Assignee shall have the right to terminate this Agreement by delivering written notice to Assignors thereof prior to the earlier of Closing and three (3) Business Days after such Pre-Closing Disclosure is made to Assignee, in which event the Broadstone Deposit shall be promptly returned to Assignee and the parties shall have no further obligations hereunder except as expressly provided otherwise herein.  For purposes of this Section 10 only, “material” means any adverse fact or circumstance, which could reasonably be expected to result in a reduction in the value of the Broadstone Properties (individually or in the aggregate), of at least $250,000 and, if such fact or circumstance is the result of a representation or warranty of any Seller under any Purchase Agreement no longer being true and correct in all material respects, such failure permits Assignors to terminate the Purchase Agreements under the terms thereof (including, without limitation, termination permitted pursuant to Section 9.1(a) of the US Purchase Agreement or Section 8.1(a) of the Canadian Purchase Agreement).  Notwithstanding anything to the contrary contained herein, if Assignee proceeds to Closing after receipt of a Pre-Closing Disclosure from Assignors, Assignee shall be deemed to have waived such material inaccuracy to the extent that no Assignor would have a claim against any Seller with respect thereto.  Assignee acknowledges that Assignors have not made any express or implied representation, warranty or covenant whatsoever regarding the Broadstone Properties other than as expressly set forth in this Agreement.

11.Representations and Warranties of Assignee.  Assignee represents and warrants to Assignors that as of the Effective Date and the Closing Date:

A.Organization.  Each Assignee is duly organized and in good standing under the laws of the state of its organization. Each Assignee has full power and authority under its organizational documents to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

B.Authority.  The execution and delivery by each Assignee of this Agreement, and the performance by each Assignee of its obligations hereunder, have been or will be duly and validly authorized.  This Agreement has been duly and validly executed and delivered by each Assignee and constitutes legal, valid and binding obligations of such Assignee enforceable against such Assignee in accordance with its terms.

C.No Conflict.  The execution and delivery of this Agreement, the consummation of the transactions provided for herein and the fulfillment of the terms hereof will not result in a material breach of any of the terms or provisions of, or constitute a material default under, any provision of (i) any Assignee’s organizational documents, (ii) any instrument or agreement to which any Assignee is a party to, (iii) to each Assignee’s Knowledge, any applicable law, rule or regulation, or (iv) to any Assignee’s Knowledge, any order or decree of any court or Governmental Authority of any nature by which such Assignee is bound.

D.Litigation.  There are no actions or proceedings pending or, to each Assignee’s Knowledge, threatened against, relating to or affecting such Assignee or any of its assets that could reasonably be expected to result in the issuance of an order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

Partial Assignment
(Broadstone)

E.Brokers.  No broker or finder has acted for any Assignee or any of its affiliates in connection with this Agreement or the transactions contemplated hereby and no person is entitled to any brokerage fee, finder’s fee or commission in respect thereof based upon arrangements made by or on behalf of such Assignee for which any Assignor could be reasonably expect to be liable.

F.Sophisticated Assignee. (i) Assignee, together with its affiliates, managers, and advisers, is a sophisticated investor with substantial experience in the acquisition of real estate and the conduct of due diligence related to such acquisition, and (ii) the diligence permitted to take place herein within the time limits provided for herein is sufficient to provide Assignee with the opportunity needed by Assignee to make an informed decision regarding the acquisition of the Broadstone Properties.

G.Assignee Not a Foreign Person.  No Assignee is a “foreign person” as defined in the Code.

H.OFAC.  Neither Assignee nor any of Buyer's members, owners, officers, or directors is a Specially Designated National or Blocked Person.

“Assignee’s Knowledge” or any similar phrase shall mean the current, actual knowledge, without independent investigation or any implied duty to investigate or make any inquiries of, Sean Cutt and/or Rod Pickney.  Such individuals shall have no personal liability in any manner whatsoever hereunder or otherwise related to the transactions contemplated hereby.  Assignee represents and warrants that such persons have knowledge of the matters set forth in this Section 11.

12.Covenants of Assignors.

A.Affirmative.

(1)Assignors shall provide Assignee with copies of all formal notices provided to any Seller Party under either Purchase Agreement and affecting or related to any of the Broadstone Properties (including, without limitation, Buyer’s rights relating thereto) or affecting or related to any Purchase Agreement generally, no later than one (1) Business Day after any such notice is provided to any Seller Party (provided that if such notice is given to a Seller Party on the Closing Date, then Assignors shall simultaneously provide a copy thereof to Assignee); and shall promptly (but in any event prior to Closing or two (2) days after receipt thereof, whichever is earlier) forward to Assignee any formal notices received by any Assignor or Buyer Party from any Seller Party under either Purchase Agreement, to the extent affecting or related to any of the Broadstone Properties (including, without limitation, Buyer’s rights relating thereto) or affecting or related to any Purchase Agreement generally.

(2)Assignors shall promptly forward to Assignee any revision, amendment or modification of any Third Party Report or Title Commitment.

Partial Assignment
(Broadstone)

(3)Assignors shall give prompt written notice to Assignee upon acquiring knowledge of (a) any default or providing notice to any Seller of any alleged default under either Purchase Agreement; (b) any fact or circumstance that renders (i) any representation or warranty in either Purchase Agreement untrue or inaccurate in any material respect; or (ii) any representation or warranty of any Assignor in this Agreement untrue or inaccurate in any material respect; or (iii) any of the conditions of this Agreement or either Purchase Agreement being unfulfilled on the date when such condition is required to be fulfilled.

(4)Assignors shall use reasonable efforts to cause Sellers to cooperate with Assignor and Assignee as reasonably required to consummate the assignment contemplated by this Agreement and Assignee’s purchase of the Broadstone Properties at Closing.

(5)Assignors shall perform their obligations under the Purchase Agreements in all material respects and use commercially reasonable efforts to enforce their rights against Sellers under the Purchase Agreements.

(6)On or before Closing, each Assignor shall provide to Assignee a certificate from an authorized officer of such Assignor, certifying to Assignee that such Assignor is duly authorized to enter into the transaction contemplated by this Agreement and empowering the individual(s) signing this Agreement and any other transaction documents to execute the same and bind such Assignor thereto.

B.Negative.

(1)Assignors shall not assign, amend or modify the Purchase Agreements, in whole or in part, or enter into an agreement with any third party relating, in each case, to the Broadstone Properties without, in each case, Assignee’s prior written consent, which consent (i) prior to the expiration of the Broadstone DDP, may be withheld in Assignee’s reasonable good faith discretion and (ii) after the expiration of the Broadstone DDP, may be withheld in Assignee’s sole and absolute discretion.

(2)Assignors shall not (a) grant any approvals or consents permitted to be granted by either Purchase Agreement (nor permit any deemed approval periods to expire or lapse) with respect to the Broadstone Properties (including, without limitation, Buyer’s rights relating thereto) or affecting or related to any Purchase Agreement generally, (b) submit any notices, elections, objections or documents to any Seller Party that are required or permitted to be submitted under either Purchase Agreement with respect to the Broadstone Properties (including, without limitation, Buyer’s rights relating thereto) or affecting or related to any Purchase Agreement generally, or (c) waive any requirements applicable to or defaults by any Seller Party under either Purchase Agreement with respect to the Broadstone Properties (including, without limitation, Buyer’s rights relating thereto) or affecting or related to any Purchase Agreement generally, without, in each instance, Assignee’s prior written consent, which consent (i) prior to the expiration of the Broadstone DDP, may be withheld in Assignee’s reasonable good faith discretion and (ii) after the expiration of the Broadstone DDP, may be withheld in Assignee’s sole and absolute discretion, and which consent (or denial thereof), in either case, shall be delivered by Assignee to Assignors no later than two (2) Business Days after Assignors request therefor.

Partial Assignment
(Broadstone)

(3)Assignors shall not request or consent to any revision, amendment or modification of any Third Party Report or Title Commitment relating to any of the Broadstone Properties (including, without limitation, Buyer’s rights relating thereto) or affecting or related to any Purchase Agreement generally without Assignee’s prior written consent, which consent (i) prior to the expiration of the Broadstone DDP, may be withheld in Assignee’s reasonable good faith discretion and (ii) after the expiration of the Broadstone DDP, may be withheld in Assignee’s sole and absolute discretion, and which consent (or denial thereof), in either case, shall be delivered by Assignee to Assignors no later than two (2) Business Days after Assignors request therefor.

C.After Closing.  After Closing, Assignors agree to: (a) reasonably cooperate with Assignee in any action taken by Assignee related to the Purchase Agreements and use reasonable efforts to enforce, for Assignee’s benefit, any of the covenants, agreements or undertakings of Seller under the Purchase Agreements to the extent related to the Broadstone Properties, including without limitation, post-closing payment obligations or reconciliation, obtaining any material outstanding documentation, consents or actions contemplated under the Purchase Agreements related to the Broadstone Properties; (b) provide Assignee with all written notices and other documentation received from any Seller Party related to the Purchase Agreements generally or any third party related to the Broadstone Properties; and (c) take any commercially reasonable actions necessary to ensure that Assignee receives the benefits of Assignors under the Purchase Agreements.  Notwithstanding the foregoing, in the event Assignors are requested by Assignee to take legal action against any Seller Party under any Purchase Agreement pursuant to this Section 12.C, then Assignee shall bear the costs of same to the extent related to the Broadstone Properties.  After Closing, Assignors shall, at any time and from time to time upon written request therefor, execute and deliver to Assignee, Assignee’s successors, nominees or assigns, such documents as Assignee may reasonably request in order to fully assign and transfer to and vest in Assignee or Assignee’s successors, nominees and assigns, and protect Assignee’s right, title and interest in and to the Broadstone Properties, and the rights of Assignors intended to be transferred and assigned hereby, or to enable Assignee, Assignee’s successors, nominees and assigns to realize upon or to otherwise enjoy such rights under the Purchase Agreements relating to the Broadstone Properties; provided, that Assignors shall not be required to incur any material expense or liability in connection therewith, and this obligation shall only survive Closing for a period of three (3) months.

13.Conditions to Assignee’s Obligations.  Unless waived in writing by Assignee, the obligation of Assignee to consummate the assignment, assume the Broadstone Liabilities and purchase the Broadstone Properties, is subject to the fulfillment of all of the following conditions on or prior to the Closing Date, to the extent such conditions affect or relate to any of the Broadstone Properties (including, without limitation, Buyer’s rights relating thereto) or affecting or related to any Purchase Agreement generally:

A.Sellers’ representations and warranties contained in the Purchase Agreements shall be true and correct in all material respects as of the Effective Date and the Closing Date.

B.Assignors’ representations and warranties contained in this Agreement and the Purchase Agreements shall be true and correct in all material respects.

Partial Assignment
(Broadstone)

C.All conditions to close set forth in Section 9.1 of the US Purchase Agreement and Section 8.1 of the Canadian Purchase Agreement have been satisfied or, with Assignee’s prior written consent, waived.

D.Sellers shall have performed and complied in all material respects with all covenants and obligations required by the Purchase Agreements to be performed or complied with by Sellers on or before Closing, unless waived by Assignors with Assignee’s consent in accordance with the terms of this Agreement.

E.Assignors shall have performed and complied in all material respects with all covenants and obligations required by this Agreement and the Purchase Agreements to be performed or complied with by Assignors before Closing, unless, in the case of the Purchase Agreements solely with respect to any Property that is not a Broadstone Property (and not affecting any Purchase Agreement generally), any such failure is waived by Sellers in accordance with the terms of the applicable Purchase Agreements.

F.All Sellers’ Closing Deliveries reflect Assignee as the purchaser of the Broadstone Properties and such Sellers’ Closing Deliveries have been duly executed and delivered by Sellers and Assignee in accordance with the Purchase Agreements.

G.The consummation of the assignment contemplated by this Agreement shall occur on the Closing Date and Closing under the Purchase Agreements will occur concurrently in accordance therewith.

H.Title Company is committed at Closing to issue the Title Policies to Assignee; provided, that Assignee has provided to Title Company such evidence of Assignee’s power and authority to execute this Agreement and related documents as Title Company may reasonably request prior to the Closing Date.

In the event any of the conditions in this Section 13 have not been satisfied (or otherwise waived in writing by Assignee) on or prior to the Closing Date, then Assignee shall have the right to terminate this Agreement by written notice to Assignors, whereupon (i) Title Company shall return the Broadstone Deposit to Assignee; (ii) if the failure of such condition is the result of a breach or default by Assignors under this Agreement or any Buyer Party under the Purchase Agreements (excluding any breach of a representation discovered by Assignors after the Effective Date that was not due to the intentional misrepresentation or willful misconduct of any Assignor or Buyer Party), then Assignors shall reimburse Assignee for any of its reasonable out of pocket costs incurred in connection with the assignment contemplated by this Agreement (not to exceed $500,000.00); and (iii) except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement.

14.Conditions to Assignor’s Obligations.  Unless waived in writing by Assignor, the obligation of Assignor to consummate the assignment pursuant to the terms of this Agreement, is subject to the fulfillment of all of the following conditions on or prior to the Closing Date:

Partial Assignment
(Broadstone)

A.Accuracy of Assignee’s Representations and Warranties.  Each of Assignees’ representations and warranties set forth in Section 11 above shall be true and correct in all material respects as of the Closing.

B.Assignees’ Performance.  No Assignee shall be in default of this Agreement in any material respect.

C.KYC Requirements.  Each Assignee (and any assignee of any Assignee) has truthfully and accurately completed and delivered to Assignors the “know your customer” application in the form attached hereto as Exhibit C (the “KYC Application”) no less than seven (7) days prior to the Closing Date, and each Assignee (and any assignee of Assignee) has satisfactorily passed Assignors’ customary Know Your Customer background check (as determined in Assignors’ good faith discretion); provided, however, that if the KYC Application is completed by each Assignee in accordance with the terms of this clause ©, then Assignor agrees to inform each such Assignee whether such assignee passed such Know Your Customer background check no later than seven (7) days after same is completed in accordance with the terms hereof by each such Assignee.

D.Accuracy of Sellers’ Representations and Warranties.  Sellers’ representations and warranties contained in the Purchase Agreements shall be true and correct in all material respects as of the Effective Date and the Closing Date.

E.Satisfaction of Conditions to Closing.  All conditions to close set forth in Section 9.1 of the US Purchase Agreement and Section 8.1 of the Canadian Purchase Agreement have been satisfied or waived with Assignor’s prior written consent and, if required under the terms of this Agreement, Assignee’s prior written consent; provided, that if any such condition to close relates solely to a Broadstone Property then this Section 14.E shall be deemed satisfied so long as Assignee has consented to the waiver of such condition.

F.Compliance by Sellers under the Purchase Agreements.  Sellers shall have performed and complied in all material respects with all covenants and obligations required by the Purchase Agreements to be performed or complied with by Sellers on or before Closing, unless waived by Assignors with Assignee’s prior written consent to the extent Assignee’s prior consent is required under the terms of this Agreement; provided, that if any such condition to close relates solely to a Broadstone Property then this Section 14.F shall be deemed satisfied so long as Assignee has consented to the waiver of such condition.

Partial Assignment
(Broadstone)

15.Miscellaneous.

A.Notices.  All notices required hereunder shall be in writing and shall be delivered in the manner specified in the US Purchase Agreement, and (i) if addressed to Assignors, at the addresses set forth therefor in the Purchase Agreements or (ii) if addressed to Assignee, addressed as follows:

If to Assignee:	c/o Broadstone Real Estate, LLC 800 Clinton Square Rochester, NY 14604 Attn: Sean T. Cutt Email: sean.cutt@broadstone.com
with a copy to:	Vaisey Nicholson & Nearpass PLLC 155 Clinton Square Rochester NY 14604 Attn: Jeffrey A. Vaisey, Esq. Email: jvaisey@vnnlaw.com

B.Authority.  The parties hereto each represent and warrant to the other that each is qualified and has full power and authority to execute this Agreement, and that the person signing this Agreement on its behalf is authorized to do so.

C.Entire Agreement.  This Agreement, and the additional documents and instruments expressly contemplated herein to be executed in connection herewith (including the Broadstone NDA), constitute the entire agreement between the parties pertaining to the subject matter hereof.  All prior agreements, confidentiality agreements, letters of intent, term sheets, representations and understandings of the parties, oral or written, relating to the subject matter hereof, are hereby superseded and merged into this Agreement except as expressly stated herein concerning the Broadstone NDA.  No change or addition may be made to this Agreement except by a written agreement executed by all of the parties hereto.

D.Incorporation of Exhibits.  All exhibits attached to this Agreement are incorporated herein by reference.

E.Severability.  This Agreement is intended to be severable, and the invalidity or unenforceability of any provision of this Agreement shall not impair the validity or enforceability of any other provision of this Agreement, but rather such provisions shall be enforced to the greatest extent permitted by law.

F.Interpretation.  The captions of this Agreement are for convenience only and shall not govern or influence the interpretation hereof.  This Agreement is the result of negotiations between the parties and, accordingly, shall not be construed for or against either party regardless of which party drafted this Agreement or any portion thereof.

Partial Assignment
(Broadstone)

G.Assignability; Successors and Assigns.  All of the provisions hereof shall inure to the benefit of and be binding upon the permitted successors and assigns of each party; provided, that, neither Assignee nor any Assignor may assign all or any portion of its interest hereunder without the prior written consent of the other party hereto, and any such assignment without such other party’s prior written consent shall be void; provided, however, that Assignee may assign its interest in this Agreement to one or more subsidiaries of Broadstone Net Lease, Inc. (“BNL”), which are controlled, directly or indirectly by BNL.

H.Survival.  Unless expressly provided to the contrary herein, it is agreed that all of the terms, conditions, provisions, obligations and indemnities contained in this Agreement (other than the obligation of Assignee to perform any obligations under any Purchase Agreements) shall survive the termination or expiration of the Purchase Agreements (or any one of the Purchase Agreements) so that all such obligations and indemnities herein shall continue to be binding upon the parties hereto and their respective successors and assigns.

I.Governing Law; Venue.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York. VENUE FOR ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ITS SUBSEQUENT PERFORMANCE SHALL BE IN A COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND THE PARTIES HEREBY AGREE TO SUCH JURISDICTION.  THE PARTIES HEREBY IRREVOCABLY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN ANY FEDERAL OR STATE COURT SITTING IN THE STATE OF NEW YORK AND HEREBY FURTHER IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

J.Waiver of Jury Trial  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

K.Waiver.  No waiver of any provisions of this Agreement shall be effective unless it is in writing, signed by the party against whom it is asserted, and any such waiver shall only be applicable to the specific instance in which it relates and shall not be deemed to be a continuing or future waiver.

L.Further Assurances.  Each party shall, whenever and as often as it shall be requested so to do by the other, cause to be executed, acknowledged or delivered any and all further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, to carry out the intent and purpose of this Agreement (provided the same do not increase the costs to, or liabilities or obligations of, such party in a manner not otherwise provided for herein in any material respect).  The terms of this Section shall survive any expiration or termination of this Agreement.  If Assignor(s) or Assignee consists of more than one person or entity, the liability of each such person or entity shall be joint and several.

Partial Assignment
(Broadstone)

M.Conflicts.  If and to the extent any of the provisions of this Agreement conflict with or are otherwise inconsistent with any provisions of any Purchase Agreement, as between Assignors and Assignee, the provisions of this Agreement shall prevail.

N.Counterparts.  This Agreement shall be executed simultaneously or in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.  The delivery of an executed counterpart of this Agreement by facsimile or as a .PDF or similar attachment to an email shall constitute effective delivery of such counterpart for all purposes with the same force and effect as the delivery of an original, executed counterpart and shall be admissible as best evidence for the execution of this Agreement by Assignors and Assignee.

O.Exclusivity.  From the Effective Date until the Closing or sooner termination of this Agreement, Assignors and Assignee agree that neither shall accept or entertain offers, negotiate, solicit interest or otherwise enter into discussions involving the purchase, sale or disposition involving any of the Broadstone Properties, any portion thereof or any interest therein, occurring contemporaneous with the Closing.

P.Closing Costs.  Assignors and Assignee shall each pay for their own attorneys’ fees incurred in connection with this Agreement and the transactions contemplated hereby.  If and when Closing occurs, Assignors and Assignee shall each be responsible for fifty percent (50%) of all escrow and transaction fees charged by the Title Company in connection with the escrow and the assignment contemplated hereby; provided, however that after the expiration of the Broadstone DDP, Assignors and Assignee shall each be responsible for fifty percent (50%) of all reasonable escrow fees charged by the Title Company in connection with the separate escrow established in connection with this transaction.  Assignors (or the applicable Seller under the Purchase Agreements) shall be responsible for the cost of the standard coverage portion of Assignee’s owner’s policies of the Title Policies.  If and when Closing occurs, Assignee shall be responsible for (i) the cost of any extended coverage and any endorsements to the Title Policies and (ii) the cost of the Third Party Reports.  Assignee shall be responsible for all other due diligence materials or analyses ordered or performed by Assignee. All other fees and expenses related to the proposed assignment, to the extent not expressly apportioned elsewhere in this Agreement, shall be allocated between Assignors and Assignee in accordance with local market custom, and if there is no clear local market custom, such charges shall be split evenly between the parties.

Q.Security Deposits.  If any Tenant Security Deposit related to a Broadstone Property that is to be transferred to any Assignor at Closing under the Purchase Agreements has been transferred, after the expiration of the Broadstone DDP, into the name of any Assignee prior to the Closing Date, but Assignee does not close on the Broadstone Properties in accordance with the terms of this Agreement on the Closing Date, and any such Tenant Security Deposit is not able to be transferred back into the name of the applicable Assignor prior to Closing, then Assignee agrees to use commercially reasonable best efforts to promptly transfer any such Tenant Security Deposit into the name of the applicable Assignor that purchased the applicable Property promptly after Closing.  If Assignee’s failure to close on the Broadstone Properties is the result of a material

Partial Assignment
(Broadstone)

default by Assignee under this Agreement (provided no Assignor is in material default of this Agreement or any Purchase Agreement and no Seller is in material default of either Purchase Agreement at the time of such Assignee default), then Assignee shall pay for the cost of such transfer and Assignee shall indemnify Assignors for, from and against all claims, demands, losses, damages, expenses and costs (including, but not limited to, reasonable attorneys’ fees, but excluding special, exemplary, punitive and consequential damages) arising out of Assignee’s failure to comply with the terms of this Section 15.Q.  This obligation shall survive Closing and any termination of this Agreement.

16.Escrow Provisions.

A.Assignee’s Funds.  Title Company will hold and disburse Assignee’s funds in accordance with the terms of this Agreement, unless otherwise directed by the mutual written direction of the parties hereto.

B.Duties of Title Company.  The sole duties of Title Company will be those described herein, and Title Company will be under no obligation to determine whether the parties hereto are complying with any requirements of law or the terms of any other agreements among said parties.  Title Company may conclusively rely upon and will be protected in acting upon any notice, consent, order or other document believed by it to be genuine and to have been signed or presented by the proper party or parties, consistent with reasonable due diligence on Title Company’s part.  Title Company may consult the advice of counsel with respect to any issue concerning the interpretation of its duties hereunder.  Title Company will have no duty or liability to verify any such notice, consent, order or other document, and its sole responsibility will be to act as expressly set forth in this Agreement.  Title Company will be under no obligation to institute or defend any action, suit or proceeding in connection with this Agreement.  If any dispute arises with respect to the disbursement of any money, Title Company may continue to hold the money, or commence an interpleader action in a court of competent jurisdiction and remit the money to that court.

[Signatures Continue on Next Page]

Partial Assignment
(Broadstone)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ASSIGNORS:

CF Alpha & Golf Propco LLC, a Delaware limited liability company

By:	/s/ Joshua Pack
Name:	Joshua Pack
Its:	Vice President

CF Alpha & Golf Propco BC ULC, a British Columbia unlimited liability company

By:	/s/ Joshua Pack
Name:	Joshua Pack
Its:	Vice President

CF Alpha & Golf MA Propco LLC, a Delaware limited liability company

By:	/s/ Joshua Pack
Name:	Joshua Pack
Its:	Vice President

CF Alpha & Golf KS Propco LLC, a Delaware limited liability company

By:	/s/ Joshua Pack
Name:	Joshua Pack
Its:	Vice President

[Signatures Continued on Next Page]

Signature Page

Partial Assignment
(Broadstone)

ASSIGNEE:

Broadstone ALH Texas, LLC

Broadstone HOME Texas, LLC

Broadstone BP Kansas, LLC

Broadstone BJWC Massachusetts, LLC

Broadstone CA Canada, LLC

Broadstone CQ Illinois, LLC

Broadstone CLE Illinois, LLC

Broadstone FSLY Maryland, LLC

Broadstone XELA Texas, LLC

Broadstone HHH Texas, LLC

Broadstone HBC Arizona, LLC

Broadstone HLM Ohio, LLC

Broadstone MNB Nebraska, LLC

Broadstone NVLX Portfolio, LLC

Broadstone PV California, LLC

Broadstone PRGS Portfolio, LLC

Broadstone REV New Jersey, LLC

Broadstone TF Oklahoma, LLC

Broadstone WRK California, LLC

By:	Broadstone Net Lease, LLC, a New York limited liability company, its sole member

By:	Broadstone Net Lease, Inc., a Maryland corporation, its managing member

By:	/s/ Sean T. Cutt
Name:	Sean T. Cutt
Its:	Chief Investment Officer

Signature Page

Partial Assignment
(Broadstone)

JOINDER BY TITLE COMPANY

FIRST AMERICAN TITLE INSURANCE COMPANY is executing this Agreement in its capacity as Title Company only, and by such execution is only agreeing to act strictly in accordance with the terms of this Agreement that govern the duties and obligations of Title Company, including being the designated party to comply with any reporting requirements specified in Section 6045 of the United States Internal Revenue Code (and any related regulations regarding such reporting obligations) in relation to this transaction.

FIRST AMERICAN TITLE INSURANCE COMPANY

By:
Name:
Its:
Date:	, 2019

Signature Page

Partial Assignment
(Broadstone)

SCHEDULE 1

Assignee

Broadstone ALH Texas, LLC

Broadstone HOME Texas, LLC

Broadstone BP Kansas, LLC

Broadstone BJWC Massachusetts, LLC

Broadstone CA Canada, LLC

Broadstone CQ Illinois, LLC

Broadstone CLE Illinois, LLC

Broadstone FSLY Maryland, LLC

Broadstone XELA Texas, LLC

Broadstone HHH Texas, LLC

Broadstone HBC Arizona, LLC

Broadstone HLM Ohio, LLC

Broadstone MNB Nebraska, LLC

Broadstone NVLX Portfolio, LLC

Broadstone PV California, LLC

Broadstone PRGS Portfolio, LLC

Broadstone REV New Jersey, LLC

Broadstone TF Oklahoma, LLC

Broadstone WRK California, LLC

Signature Page

Partial Assignment
(Broadstone)

EXHIBIT A

List of Broadstone Properties

#	Street	City	State
1.	4501 Mountain Creek Parkway	Dallas	TX
2.	1600 E. Plano Parkway	Plano	TX
3.	670 N 1800 Road	Lecompton	KS
4.	25 Research Drive	Westborough	MA
5.	1337 Townline Road	Abbotsford	BC
6.	1109 E. Lake Street	Streamwood	IL
7.	2400 West Central Road	Hoffman Estates	IL
8.	8704 Bollman Place	Savage	MD
9.	2701 East Grauwyler Road	Irving	TX
10.	300 West FM 1417	Sherman	TX
11.	4201 North 45th Avenue	Phoenix	AZ
12.	2555 North Nevada Street	Chandler	AZ
13.	10201 East Valley Road	Prescott	AZ
14.	1700 Carillon Boulevard	Forest Park	OH
15.	11222 I Street	Omaha	NE
16.	8096 East Highway 78	Villa Rica	GA
17.	2976 S. Commerce Way	Ogden	UT
18.	6101 Variel Ave	Woodland Hills	CA
19.	8201 West Elowin Court	Visalia	CA
20.	1411 Pidco Drive	Plymouth	IN
21.	2121 Highway 27	Edison	NJ
22.	5109 E. Willow	Enid	OK
23.	3366 E Muscat Ave	Fresno	CA

Exhibit A

Partial Assignment
(Broadstone)

EXHIBIT B

Legal Descriptions of Broadstone Properties

Exhibit B

Partial Assignment
(Broadstone)

Legal Description

American Leather

Being Lot 2 in block 211/6113 of MOUNTAIN CREEK BUSINESS PARK BUILDING NO. 2 ADDITION, an Addition to the City of Dallas, Dallas County, Texas, according to the Plat thereof recorded in Volume 2003204, Page 152 of the Map Records of Dallas County, Texas.

DESCRIPTION of a 21.214 acre tract of land situated in the John J. Blair Survey, Abstract No. 211, Dallas County, Texas; said tract being part of a tract of land described in a deed to Mountain Creek Business Park Land, L.P. recorded in Volume 2001170, Page 5221, of the Deed Records of Dallas County, Texas; said 21.214 acre tract being more particularly described as follows:

BEGINNING, at a 1/2-inch iron rod with “Pacheco Koch” cap set on the West right-of-way line of Mountain Creek Parkway (100 foot wide right-of-way); said point being the most Easterly Southeast corner of a tract of land described in a deed to Texas Power and Light Company recorded in Volume 1678, Page 256, of the Deed Records of Dallas County, Texas; said point being at the beginning of a curve to the right whose center bears South 89 degrees, 58 minutes, 21 seconds West, a distance of 1150.00 feet from said point;

THENCE, in a Southerly direction, along said curve, and along said West right-of-way line, through a central angle of 14 degrees, 24 minutes, 27 seconds, an arc distance of 289.18 feet, on a chord bearing and distance of South 07 degrees, 10 minutes, 35 seconds West, 288.41 feet to a 1/2-inch iron rod with “Pacheco Koch” cap set at the end of said curve;

THENCE, South 14 degrees, 22 minutes, 48 seconds West, along said West right-of-way line, a distance of 649.55 feet to a 1/2-inch iron rod with “Pacheco - Koch” cap set;

THENCE, North 75 degrees, 37 minutes, 12 seconds West, departing said West right-of-way line, a distance of 21.21 feet to a 1/2-inch iron rod with “Pacheco Koch” cap set for an angle point;

THENCE, North 79 degrees, 18 minutes, 57 seconds West, a distance of 990.27 feet to a 1/2-inch iron rod with “Pacheco Koch” cap set; said point being on the common line of said Texas Power and Light Company tract and said Mountain Creek Business Park Land, L.P. tract;

THENCE, North 10 degrees, 41 minutes, 03 seconds East, along said common line, a distance of 845.59 feet to a 1/2-inch iron rod with “Pacheco Koch” cap set; said point being an ell comer of said Texas Power and Light Company tract;

THENCE, South 84 degrees, 14 minutes, 02 seconds East, along a common line of said Texas Power and Light Company tract and said Mountain Creek Business Park Land, L.P. tract, passing at a distance of 989.26 feet, a 1/2-inch iron rod found, continuing with said common line, a total distance of 1039.48 feet to the POINT OF BEGINNING; CONTAINING 924,089 square feet or 21.214 acres of land, more or less.

Legal Description

At Home – Garden Ridge

Original Parcel:

Lot 1R, Block 1, Mervyn’s Distribution Center Addition, an Addition in the City of Plano, Texas, according to the Plat thereof in Book 2008, Page 82, Official Public Records, Collin County, Texas, and being the same property as described on that certain survey last certified on October 4, 2013, and last revised October 11, 2013, made by Lane’s Southwest Surveying, Inc. as follows:

BEGINNING at a cross found in the South ROW line of East Plano Parkway (a 105’ ROW), being at the most North Northwest corner of said Lot 1R, Block 1 and the Northeast corner of Lot 2R, Block 1, of said Mervyn’s Distribution Center Addition;

THENCE: East, along the South ROW line of East Plano Parkway and the North line of said Lot 1R, Block 1, a distance of 1051.85 feet to a l/2 inch iron rod set at the intersection of the South ROW line of East Plano Parkway with the West ROW line of Stewart Avenue (a 60’ ROW), being at the Northeast corner of said Lot 1R;

THENCE: South 00 degrees 03 minutes 03 seconds West, along the West ROW line of Stewart Avenue and the East line of said Lot 1R, Block 1, a distance of 947.68 feet to a 1/2 inch iron rod at the intersection of the West ROW line of Stewart Avenue with the North line of a 150’ T. P. and L. Right of Way, recorded in Volume 584, Page 423, Deed Records, Collin County, Texas, said iron rod being at the Southeast corner of said Lot 1R, Block 1;

THENCE: North 89 degrees 55 minutes 08 seconds West, along the North line of said 150’ T. P. and L. Right of Way and the South line of said Lot 1R, Block l, a distance of 1444.60 feet to a 5/8 inch iron rod found at the Southwest corner of said Lot 1R and the most Southerly Southeast corner of said Lot 3, Block 1 of said Mervyn’s Distribution Center Addition;

THENCE: North 00 degrees 10 minutes 53 seconds West, along the common line of said Lot 1R, Block 1 and said Lot 3, Block 1, a distance of 397.59 feet to a 5/8 inch iron rod found for corner;

THENCE: East, along said common line, a distance of 37.36 feet to a 5/8 inch iron rod found for corner;

THENCE: North, continuing along said common line, a distance of 17.48 feet to a 5/8 inch iron rod found at the Southwest corner of said Lot 2R, Block 1;

THENCE: East, along the common line of said Lot 1R, Block 1 and said Lot 2R, Block 1, a distance of 357.02 feet to a cross found at the Southeast corner of said Lot 2R;

THENCE: North 00 degrees 03 minutes 03 seconds East, along the common line of said Lot 1R, Block 1 and said Lot 2R, Block 1, a distance of 530.58 feet to the PLACE OF BEGINNING and containing 26.604 acres of land.

Expansion Parcel:

Being a tract of land, situated in the James Beverly Survey, Abstract No. 120, in the City of Plano, Collin County, Texas, same being a part of Lot 3, Block 1, of MERVYN’S DISTRIBUTION CENTER, an addition to the City of Plano, as recorded in Volume 2008, Pages 82-83, of the Map Records, Collin County, Texas (M.R.C.C.T.), said tract being more particularly described as follows:

BEGINNING at a 1/2” iron rod with a plastic cap stamped “EBG” found for the southwesterly corner of said Lot 3, same being in the easterly monumented line of “N” Avenue;

THENCE North 00°00’00” West, along the westerly line of said Lot 3, same being the easterly monumented line of “N” Avenue, a distance of 428.17’ to a point for corner;

THENCE South 90°00’00” East, over and across said Lot 3, a distance of 484.12’ to a point for corner, said corner being in the easterly line of said Lot 3, same being in the westerly line of Lot 2R, Block 1, of MERVYN’S DISTRIBUTION CENTER, as recorded in Volume R, Page 56, M.R.C.C.T.;

THENCE South 00°00’00” West, along the westerly line of said Lot 2R, same being the easterly line of said Lot 3, a distance of 31.22’ to a 5/8” iron rod found for an “ell” corner of said Lot 3, same also being in “ell” corner of Lot 1R, Block 1, of said MERVYN’S DISTRIBUTION CENTER (Vol. 2008, Pg. 82);

THENCE along the common line between said Lot 1R and Lot 3, the following courses and distances:

North 90°00’00” West, a distance of 37.36’ to a 5/8” iron rod found for corner;

South 00°10’53” East, a distance of 397.59’ to a 5/8” iron rod found for the southeasterly corner of said Lot 3, same being the most westerly southwest corner of said Lot 1R;

THENCE North 89°55’08” West, along the southerly line of said Lot 3, a distance of 448.02’ to the POINT OF BEGINNING and containing 4.427 acres of land, more or less.

Legal Description

Berry Plastics

A Leasehold Estate as created by that certain Lease dated September 25, 2012, by and between Douglas County, Kansas, a political subdivision of the State of Kansas, as issuer, and AGNL Plastics, L.L.C., a Delaware limited liability company, as lessee, pursuant to that certain Notice of Lease, dated September 7, 2012, recorded September 27, 2012, at Book 1092, Page 3882-3884, in the Office of the Register of Deeds of Douglas County, Kansas, upon and subject to all the provisions therein contained, in and with regard to the following described land:

Lot 2, Rockwall Farms Addition 2nd Plat, an addition in Douglas County, Kansas, Per That Certain Recorded Plat of Subdivision recorded on April 8, 2011, at Book 18, Page 483, in the Office of the Register of Deeds of Douglas County, Kansas.

Legal Description

BJ’s Wholesale

A certain parcel of land in the Commonwealth of Massachusetts, County of Worcester, Town of Westborough, situated on the southerly side of Research Drive and being shown as LOT 1 on a plan entitled, “PLAN OF LAND, 25 AND 29 RESEARCH DRIVE, WESTBOROUGH, MA”, prepared by Beals and Thomas, Inc., dated June 21, 2013 and recorded in the Worcester District County Registry of Deeds in Plan Book 905, Plan 15. More particularly bounded and described as follows:

Beginning at a point at the most northeasterly comer of the premises herein described, said point being at an intersection of the common boundary line of Lot 1 and Lot 2 and the southerly sideline of Research Drive, thence running;

S 01° 17’ 19” W	84.47 feet to a point, thence turning and running;
N 69° 14’ 55” E	49.91 feet to a point, thence turning and running;
S 01° 17’ 19” W	885.44 feet to a point, thence turning and running;
S 89° 11’ 05” W	303.63 feet to a point, thence turning and running;
S 00° 48’ 55” E	45.25 feet to a point, thence turning and running;
S 70° 36’ 16” W	304.39 feet to a point, thence turning and running;
S 19° 31’ 42” E	171.19 feet to a point, thence turning and running;
S 70° 11’ 25” W	570.16 feet to a point, thence turning and running;
N 10° 19’ 35” W	958.82 feet to a point, thence turning and running;
N 43° 21’ 32” E	178.90 feet to a point, thence turning and running;
N 00° 48’ 55” W	414.38 feet to a point, said last eleven courses being by the common boundary of Lot 1 and Lot 2, thence turning and running;
N 89° 11’ 34” E	1055.99 feet to a point, thence turning and running;
S 42° 34’ 04” E	61.67 feet to the point of beginning, said last two courses being by the southerly sideline of Research Drive.

Containing 1,416,261 square feet more or less, or 32.512 acres, more or less.

Legal Description

Cascade

Parcel Identifier 024-567-256

Lot 2 Section 12 Township 13

New Westminster District Plan LMP42847

Legal Description

Chiquita – Fresh Express

THAT PART OF THE EAST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 35 AND THAT PART OF THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 36, THE TOWNSHIP 41 NORTH, RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

COMMENCING AT THE POINT OF INTERSECTION OF THE EAST LINE OF THE WEST HALF OF SAID SOUTHWEST QUARTER OF SAID SECTION 36 WITH A LINE THAT IS 30 FEET SOUTHERLY OF (MEASURED AT RIGHT ANGLES THERETO) AND PARALLEL WITH THE ORIGINAL CENTER LINE OF U. S. ROUTE 20, WHICH SAID POINT OF INTERSECTION IS 794.78 FEET MORE OR LESS, RECORD (797.48 FEET MEASURED),NORTH OF THE NORTHERLY RIGHT OF WAY LINE OF THE CHICAGO, MILWAUKEE, ST. PAUL AND PACIFIC RAILROAD COMPANY AS MEASURED ON THE EAST LINE OF THE WEST HALF OF SAID SOUTHWEST QUARTER OF SAID SECTION 36; THENCE SOUTH 00 DEGREES 14 MINUTES 25 SECONDS EAST (BEING A BEARING BASED ON ILLINOIS EAST STATE PLANE ZONE 1201) , ALONG THE EAST LINE OF SAID WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 36, A DISTANCE OF 24.83 FEET TO A POINT ON THE SOUTH LINE OF PARCEL 1DV0003 AS CONVEYED TO THE STATE OF ILLINOIS PER WARRANTY DEED RECORDED FEBRUARY 19, 2003 AS DOCUMENT NUMBER 0030235183; THENCE NORTH 53 DEGREES 47 MINUTES 39 SECONDS WEST, ALONG THE SOUTH LINE OF SAID PARCEL, 458.41 FEET; THENCE SOUTH 36 DEGREES 12 MINUTES 21 SECONDS WEST, ALONG THE SOUTHEASTERLY LINE OF SAID PARCEL, 10.00 FEET; THENCE NORTH 53 DEGREES 47 MINUTES 39 SECONDS WEST, ALONG THE SOUTH LINE OF SAID PARCEL, 31.03 FEET, TO A POINT ON A LINE 400 FEET WEST OF AND PARALLEL WITH THE EAST LINE OF SAID WEST HALF OF THE SOUTHWEST QUARTER AS MONUMENTED AND OCCUPIED, SAID POINT ALSO BEING THE POINT OF BEGINNING; THENCE SOUTH 00 DEGREES 18 MINUTES 04 SECONDS EAST, ALONG SAID LINE, 988.98 FEET TO A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF THE CHICAGO, MILWAUKEE, ST. PAUL AND PACIFIC RAILROAD, SAID POINT ALSO BEING 404.09 FEET WEST OF (AS MEASURED ALONG SAID NORTHERLY LINE) THE INTERSECTION OF SAID NORTHERLY LINE AND THE EAST LINE OF SAID WEST HALF; THENCE NORTH 80 DEGREES 47 MINUTES 17 SECONDS WEST, ALONG SAID NORTHERLY RIGHT OF WAY LINE, 720.30 FEET TO A POINT ON THE EAST LINE OF PARCEL NUMBER 16W1002 PER CONDEMNATION CASE NUMBER 95 L 50357, RECORDED JULY 9, 2001 AS DOCUMENT NUMBERS 0010601726 AND 0010601727; THENCE NORTH 25 DEGREES 40 MINUTES 14 SECONDS WEST, ALONG SAID EAST LINE 488.79 FEET, TO A BEND POINT; THENCE NORTH 27 DEGREES 19 MINUTES 12 SECONDS WEST, ALONG SAID EAST LINE 388.26 FEET TO A POINT ON A LINE 1496.44 FEET RECORD (1495.77 MEASURED), WEST OF AND PARALLEL WITH THE EAST LINE OF SAID WEST HALF, SAID LINE ALSO BEING THE EAST LINE OF THE PROPERTY TAKEN FOR THE ELGIN O’HARE EXPRESSWAY; THENCE NORTH 00 DEGREES 14 MINUTES 25 SECONDS WEST, ALONG SAID PARALLEL LINE, 756.25 FEET TO A POINT THAT IS 140 FEET SOUTHWESTERLY OF (MEASURED AT RIGHT ANGLES THERETO) A LINE THAT IS 30 FEET SOUTHERLY OF (MEASURED AT RIGHT ANGLES THERETO) AND PARALLEL WITH THE ORIGINAL CENTER LINE OF U. S. ROUTE 20; THENCE NORTH 36 DEGREES 00 MINUTES 03 SECONDS EAST 109.89 FEET TO A POINT ON THE SOUTH LINE OF THE PROPERTY CONVEYED TO THE STATE OF ILLINOIS PER DEED RECORDED APRIL 8, 1970 AS DOCUMENT NUMBER 21130297; THENCE SOUTH 53 DEGREES 49 MINUTES 21 SECONDS EAST, ALONG SAID

SOUTH LINE, 108.58 FEET TO A BEND POINT; THENCE SOUTH 57 DEGREES 40 MINUTES 17 SECONDS EAST, ALONG SIDE SOUTH LINE, 152.08 FEET TO THE WESTERN MOST CORNER OF PARCEL 1DV0003 AS CONVEYED TO THE STATE OF ILLINOIS PER WARRANTY DEED RECORDED FEBRUARY 19, 2003 AS DOCUMENT NUMBER 0030235183; THENCE SOUTH 53 DEGREES 46 MINUTES 58 SECONDS EAST, ALONG THE SOUTH LINE OF SAID PARCEL, 952.50 FEET; THENCE SOUTH 36 DEGREES 12 MINUTES 21 SECONDS WEST, ALONG A NORTHWESTERLY LINE OF SAID PARCEL, 10.00 FEET; THENCE SOUTH 53 DEGREES 47 MINUTES 39 SECONDS EAST, ALONG THE SOUTH LINE OF SAID PARCEL 68.93 FEET, TO THE POINT OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS.

PREVIOUSLY DESCRIBED AS:

PARCEL 1:

THAT PART OF THE EAST 1/2 OF THE SOUTHEAST 1/4 OF SECTION 35 AND THAT PART OF THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 36, TOWNSHIP 41 NORTH, RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

COMMENCING AT THE POINT OF INTERSECTION OF THE EAST LINE OF THE WEST 1/2 OF SAID SOUTHWEST 1/4 OF SAID SECTION 36 WITH A LINE THAT IS 30 FEET SOUTHERLY OF (MEASURED AT RIGHT ANGLES THERETO) AND PARALLEL WITH THE ORIGINAL CENTER LINE OF U. S. ROUTE 20, WHICH SAID POINT OF INTERSECTION IS 794.78 FEET, MORE OR LESS, NORTH OF THE NORTHERLY RIGHT OF WAY LINE OF THE CHICAGO, MILWAUKEE, ST. PAUL AND PACIFIC RAILROAD COMPANY AS MEASURED ON THE EAST LINE OF THE WEST 1/2 OF SAID SOUTHWEST 1/4 OF SAID SECTION 36; THENCE NORTHWESTERLY ALONG SAID LINE THAT IS 30 FEET SOUTHERLY OF (MEASURED AT RIGHT ANGLES THERETO) AND PARALLEL WITH THE ORIGINAL CENTER LINE OF U. S. ROUTE 20 A DISTANCE OF 1,184.69 FEET TO A POINT ON A LINE THAT IS 953.44 FEET WEST OF (MEASURED AT RIGHT ANGLES THERETO) AND PARALLEL WITH THE EAST LINE OF THE WEST 1/2 OF SAID SOUTHWEST 1/4 OF SAID SECTION 36 FOR A POINT OF BEGINNING; THENCE SOUTH ALONG SAID LAST DESCRIBED PARALLEL LINE A DISTANCE OF 1,342.26 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF THE CHICAGO, MILWAUKEE, ST. PAUL AND PACIFIC RAILROAD; THENCE NORTHWESTERLY ALONG SAID NORTHERLY RIGHT OF WAY LINE A DISTANCE OF 550.53 FEET TO A POINT ON A LINE THAT IS 1,496.44 FEET WEST OF (MEASURED AT RIGHT ANGLES THERETO) AND PARALLEL WITH THE EAST LINE OF THE WEST 1/2 OF SAID SOUTHWEST 1/4 OF SAID SECTION 36; THENCE NORTH ALONG SAID LAST DESCRIBED PARALLEL LINE A DISTANCE OF 1,478.19 FEET TO A POINT THAT IS 140 FEET SOUTHWESTERLY OF (MEASURED AT RIGHT ANGLES THERETO) A LINE THAT IS 30 FEET SOUTHERLY OF (MEASURED AT RIGHT ANGLES THERETO) AND PARALLEL WITH THE ORIGINAL CENTER LINE OF U. S. ROUTE 20; THENCE NORTHEASTERLY AT RIGHT ANGLES TO THE LAST DESCRIBED PARALLEL LINE A DISTANCE OF 140 FEET TO SAID LAST DESCRIBED PARALLEL LINE; THENCE SOUTHEASTERLY ALONG SAID LAST DESCRIBED PARALLEL LINE A DISTANCE OF 571.54 FEET TO THE POINT OF BEGINNING;

EXCEPTING FROM THE FOREGOING DESCRIBED PARCEL OF LAND ALL THAT PART, THEREOF CONVEYED TO THE STATE OF ILLINOIS BY DEED DATED NOVEMBER 19, 1969, AND RECORDED APRIL 8, 1970, AS DOCUMENT NUMBER 21130297;

ALSO EXCEPT THAT PART FALLING IN THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 36, TOWNSHIP 41 NORTH, RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE EAST LINE OF THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 36 WITH THE SOUTHERLY RIGHT OF WAY LINE OF U.S. ROUTE 20 (LAKE STREET); THENCE NORTH 53 DEGREES 46 MINUTES 42 SECONDS WEST ALONG SAID SOUTHERLY RIGHT OF WAY LINE OF U.S. 20 (LAKE STREET) 1,248.00 FEET; THENCE NORTH 59 DEGREES 30 MINUTES 00 SECONDS WEST CONTINUING ALONG SAID SOUTHERLY RIGHT OF WAY LINE 100.39 FEET; THENCE NORTH 57 DEGREES 37 MINUTES 56 SECONDS WEST CONTINUING ALONG SAID SOUTHERLY RIGHT OF WAY LINE 148.67 FEET; THENCE SOUTH 53 DEGREES 46 MINUTES 42 SECONDS 952.55 FEET; THENCE SOUTH 36 DEGREES 33 MINUTES 18 SECONDS WEST 10.00 FEET; THENCE SOUTH 53 DEGREES 46 MINUTES 42 SECONDS EAST 100.00 FEET; THENCE NORTH 36 DEGREES 13 MINUTES 18 SECONDS EAST 10.00 FEET; THENCE SOUTH 53 DEGREES 46 MINUTES 42 SECONDS EAST 458.46 FEET TO A POINT ON THE EAST LINE OF THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 36; THENCE NORTH 00 DEGREES 16 MINUTES 34 SECONDS WEST ALONG SAID LINE 24.88 FEET TO THE POINT OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS.

ALSO EXCEPTING THEREFROM ALL THAT PART OF THE LAND TAKEN BY ORDER AND JUDGMENT IN FAVOR OF THE DEPARTMENT OF TRANSPORTATION OF THE STATE OF ILLINOIS BY DOCUMENT RECORDED JULY 7, 2001 AS DOCUMENT NO. 0010601727.

PARCEL 2:

THAT PART OF THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 36, TOWNSHIP 41 NORTH, RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE EAST LINE OF THE WEST ½ OF SAID SOUTHWEST 1/4 WITH THE SOUTHERLY RIGHT OF WAY LINE OF U. S. ROUTE 20; THENCE NORTHWESTERLY ALONG SAID SOUTHERLY RIGHT OF WAY LINE A DISTANCE OF 496.95 FEET TO A POINT ON A LINE THAT IS 400 FEET WEST OF (MEASURED AT RIGHT ANGLES THERETO) AND PARALLEL WITH THE EAST LINE OF THE WEST 1/2 OF SAID SOUTHWEST 1/4 FOR THE POINT OF BEGINNING; THENCE SOUTH ALONG SAID PARALLEL LINE A DISTANCE OF 1,022.7 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF THE CHICAGO, MILWAUKEE, ST. PAUL AND PACIFIC RAILROAD; THENCE NORTHWESTERLY ALONG SAID NORTHERLY RIGHT OF WAY LINE, A DISTANCE OF 561.11 FEET TO A POINT ON A LINE THAT IS 953.44 FEET WEST OF (MEASURED AT RIGHT ANGLES THERETO) AND PARALLEL WITH THE EAST LINE OF THE WEST 1/2 OF SAID SOUTHWEST 1/4; THENCE NORTH ALONG SAID PARALLEL LINE, A DISTANCE OF 1,338.54 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF U.S. ROUTE NO. 20; THENCE SOUTHEASTERLY ALONG SAID SOUTHERLY RIGHT OF WAY LINE, A DISTANCE OF 687.74 FEET TO THE POINT OF BEGINNING;

EXCEPT THAT PART FALLING IN THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 36, TOWNSHIP 41 NORTH, RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE EAST LINE OF THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 36 WITH THE SOUTHERLY RIGHT OF WAY LINE OF U.S. ROUTE 20 (LAKE STREET); THENCE NORTH 53 DEGREES 46 MINUTES 42 SECONDS WEST ALONG SAID SOUTHERLY RIGHT OF WAY LINE OF U.S. 20 (LAKE STREET) 1,248.00 FEET; THENCE NORTH 59 DEGREES 30 MINUTES 00 SECONDS WEST CONTINUING ALONG SAID SOUTHERLY RIGHT OF WAY LINE 100.39 FEET; THENCE NORTH 57 DEGREES 37 MINUTES 56 SECONDS WEST CONTINUING ALONG SAID SOUTHERLY RIGHT OF WAY LINE 148.67 FEET; THENCE SOUTH 53 DEGREES 46 MINUTES 42 SECONDS 952.55 FEET; THENCE SOUTH 36 DEGREES 33 MINUTES 18 SECONDS WEST 10.00 FEET; THENCE SOUTH 53 DEGREES 46 MINUTES 42 SECONDS EAST 100.00 FEET; THENCE NORTH 36 DEGREES 13 MINUTES 18 SECONDS EAST 10.00 FEET; THENCE SOUTH 53 DEGREES 46 MINUTES 42 SECONDS EAST 458.46 FEET TO A POINT ON THE EAST LINE OF THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 36; THENCE NORTH 00 DEGREES 16 MINUTES 34 SECONDS WEST ALONG SAID LINE 24.88 FEET TO THE POINT OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS.

Legal Description

Claire’s

THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 36, TOWNSHIP 42 NORTH, RANGE 9, EAST OF THE THIRD PRINCIPAL MERIDIAN, EXCEPT THAT PART WITHIN RELOCATED BARRINGTON ROAD AND EXCEPT THAT PART THEREOF DESCRIBED AS: COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 36; THENCE NORTHERLY ALONG THE WEST LINE OF SAID SECTION OF 168.32 FEET TO A POINT; THENCE TURNING AN ANGLE RIGHT OF 123 DEGREES 21 MINUTES WITH THE LAST DESCRIBED LINE EXTENDED AND RUNNING SOUTHEASTERLY A DISTANCE OF 306.17 FEET TO A POINT ON THE SOUTH LINE OF SECTION 36; THENCE WESTERLY ALONG THE SOUTH LINE A DISTANCE OF 255.76 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS,

AND FURTHER EXCEPTING THEREFROM THE FOLLOWING FOUR PARCELS OF LAND:

EXCEPTION PARCEL 1:

THAT PART OF THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 36, TOWNSHIP 42 NORTH, RANGE 9, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING NORTH OF A LINE DRAWN FROM A POINT ON THE WEST LINE THEREOF, A DISTANCE OF 963.50 FEET NORTH OF THE SOUTHWEST CORNER THEREOF TO A POINT ON THE EAST LINE THEREOF, 957.54 FEET NORTH OF THE SOUTHEAST CORNER THEREOF, (EXCEPTING THEREFROM THAT PART THEREOF TAKEN AND USED FOR ORIGINAL BARRINGTON ROAD AND EXCEPTING THAT PART TAKEN FOR RELOCATED BARRINGTON ROAD ACCORDING TO DOCUMENT 11172686), IN COOK COUNTY, ILLINOIS;

EXCEPTION PARCEL 2:

ALL THAT PART OF THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 36, TOWNSHIP 42 NORTH, RANGE 9, EAST OF THE THIRD PRINCIPAL MERIDIAN IN COOK COUNTY, ILLINOIS, BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER OF SECTION 36, TOWNSHIP 42 NORTH, RANGE 9, EAST OF THE THIRD PRINCIPAL MERIDIAN, COUNTY AND STATE AFORESAID; THENCE EASTERLY ALONG THE SOUTH LINE OF SAID SECTION 36 A DISTANCE OF 255.76 FEET FOR A POINT OF BEGINNING; THENCE-EASTERLY ALONG SAID LINE A DISTANCE OF 300.00 FEET TO A POINT; THENCE NORTHWESTERLY ALONG A LINE FORMING AN ANGLE OF 175 DEGREES 14 MINUTES 30 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE EXTENDED A DISTANCE OF 344.62 FEET TO A POINT; THENCE SOUTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 151 DEGREES 24 MINUTES 30 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE EXTENDED A DISTANCE OF 52.00 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

EXCEPTION PARCEL 3:

COMMENCING AT THE SOUTHEAST CORNER OF THE WEST HALF OF THE SOUTHWEST QUARTER OF SAID SECTION 36; THENCE ON AN ASSUMED BEARING OF NORTH 00 DEGREES 11 MINUTES 21 SECONDS EAST ALONG THE EAST LINE OF SAID WEST HALF 52.16 FEET TO THE POINT OF BEGINNING, BEING ALSO A POINT IN THE NORTHERLY LINE OF A PERMANENT EASEMENT GRANTED TO THE ILLINOIS STATE TOLL HIGHWAY AUTHORITY PER CONVEYANCE RECORDED SEPTEMBER 30, 1974 AS DOCUMENT NO. 22862741 IN SAID COUNTY; THENCE NORTH 87 DEGREES 14 MINUTES 21 SECONDS WEST ALONG SAID NORTHERLY, LINE 650.20 FEET; THENCE NORTH 72 DEGREES 56 MINUTES 57 SECONDS WEST ALONG THE NORTHERLY LINE OF A PERPETUAL EASEMENT (GRANTED TO THE ILLINOIS STATE TOLL HIGHWAY COMMISSION PER CONVEYANCE RECORDED FEBRUARY 21, 1957 AS DOCUMENT NO. 16831935 IN SAID COUNTY) A DISTANCE OF 72.36 FEET; THENCE SOUTH 85 DEGREES 49 MINUTES 07 SECONDS EAST 720.65 FEET TO THE POINT OF BEGINNING.

EXCEPTION PARCEL 4:

ALL THAT PART OF THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 36, TOWNSHIP 42 NORTH, RANGE 9, EAST OF THE THIRD PRINCIPAL MERIDIAN, DEDICATED FOR PUBLIC STREET AND OTHER PUBLIC PURPOSES ACCORDING TO THE PLAT OF DEDICATION RECORDED MAY 12, 1999 AS DOCUMENT 99459271, IN COOK COUNTY, ILLINOIS.

AND ALSO AS DESCRIBED BY METES AND BOUND DESCRIPTION IN SURVEY DONE BY BOCK & CLARK’S NATIONAL SURVEYOR’S NETWORK DATED NOVEMBER 25, 2009 AND LAST REVISED DECEMBER 9, 2009 AS NETWORK PROJECT NO. 200901306-1:

ALL THAT PART OF THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 36, TOWNSHIP 42 NORTH, RANGE 9, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 36; THENCE NORTH 00 DEGREES 15 MINUTES 24 SECONDS EAST 963.50 FEET ALONG THE WEST LINE OF SAID SECTION; THENCE SOUTH 89 DEGREES 44 MINUTES 38 SECONDS EAST 40.00 FEET FOR A POINT OF BEGINNING; THENCE CONTINUING SOUTH 89 DEGREES 44 MINUTES 38 SECONDS EAST 1244.12 FEET; THENCE SOUTH 00 DEGREES 11 MINUTES 21 SECONDS WEST 903.12 FEET ALONG THE WEST RIGHT OF WAY LINE OF EAGLE WAY, DEDICATED PER DOCUMENT 99459271; THENCE NORTH 85 DEGREES 49 MINUTES 07 SECONDS WEST 687.46 FEET ALONG THE NORTHERLY RIGHT OF WAY LINE OF CENTRAL AVENUE PER DOCUMENT 89-411459; THENCE NORTH 72 DEGREES 44 MINUTES 19 SECONDS WEST 472.28 FEET TO A POINT ON A CURVE; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE 299.84 FEET, HAVING A RADIUS OF 398.00  FEET  AND  A  CHORD  BEARING  OF  NORTH  21  DEGREES  19  MINUTES   32SECONDS WEST; THENCE NORTH 00 DEGREES 15 MINUTES 24 SECONDS EAST 445.67 FEET ALONG THE EAST RIGHT OF WAY LINE OF BARRINGTON ROAD, TO SAID POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

Legal Description

Coastal Sunbelt

BEING KNOWN AND DESIGNATED as Parcel ‘A’, as shown on a plat entitled, “Corridor Industrial Park, Section 2, Parcels A thru E”, recorded among the Land Records of Howard County, Maryland as Plat 5068, 5069, 5070.

Tax Parcel No.: 06-464254

Legal Description

Exela – BancTec

Being a 50.871 acre tract of land situated in the William M Moon Survey, Abstract No 878, Dallas County, Texas and being a portion of a tract of land described in deed recorded in Volume 68137, Page 989 of the Official Public Records of Dallas County Texas and a part of Quillian Road having been abandoned by Ordinance No. 1827 and being more particularly described as follows:

Beginning at a 1/2 inch iron rod found for the northerly corner clip at the intersection of the southerly line of John W. Carpenter Freeway (State Highway 183) (a variable width right-of- way) and the easterly line of Maryland Road (a variable width right-of-way);

THENCE along said southerly line of John W. Carpenter Freeway and with a non-tangent curve to the right having a radius of 5729.58 feet an arc length of 1170.39 feet, and a central angle of 11°42’14”, being subtended by a chord of South 81°35’45” East for a distance of 1168.36 feet to a 1/2 inch iron rod found;

THENCE South 01°24’00” West departing said southerly line of John W. Carpenter Freeway for a distance of 256.86 feet to a 1/2 inch iron rod found;

THENCE South 08°02’00’’ West for a distance of 31.66 feet to a 1/2 inch iron rod found;

THENCE South 09°10’00” West for a distance of 96.11 feet to a 1/2 inch iron rod found;

THENCE South 88°36’00” East for a distance of 245.72 feet to a 1/2 inch iron rod found on the westerly right-of-way line of Regal Ridge Parkway (a 55 foot right-of-way);

THENCE South 00 degrees 54 minutes 10 seconds East continuing along said westerly right- of way line of Regal Ridge Parkway passing its intersection with the south line of Recognition Point Drive (a 55 foot right-of-way), said point also being the northwest comer of Las Cruces Park No. 2 as recorded in Volume 85208, Page 4118, Map Records, Dallas County, Texas and continuing along said westerly line of Las Cruces Park No. 2 for a total distance of 969.12 feet to a 1/2 inch iron rod found;

THENCE South 89°59’50” West for a distance of 488.40 feet to a 1/2 inch iron rod found;

THENCE South 00°54’10” East for a distance of 263.94 feet to a 1/2 inch iron rod found on the northeasterly corner of Quillian Road (a 60 foot right-of-way);

THENCE South 89°55’40” West for a distance of 174.01 feet to a 1/2 inch iron rod found;

THENCE South 00°54’10” East for a distance of 200.00 feet to a P-K Nail found on the northerly right-of-way line of Grauwyler Road (a variable width right-of-way);

THENCE North 89°55’40” West along said northerly right-of-way line of Grauwyler Road for a distance of 385.90 feet to a P-K nail found;

THENCE North 00°37’00” East for a distance of 399.66 feet to a 1/2 inch iron rod found;

THENCE North 88°58’00” West for a distance of 413.14 feet to a 1/2 inch iron rod found on the aforesaid easterly right-of-way line of Maryland Road;

THENCE North 01°24’00” East along said easterly right-of-way line of Maryland Road for a distance of 1566.28 feet to a 1/2 inch iron rod found;

THENCE North 46°48’20” East for a distance of 28.52 feet to the POINT OF BEGINNING Said tract having a computed area of 2,215,962 square feet or 50.871 Acres.

SAVE AND EXCEPT that portion of subject property conveyed in that certain Deed to The State of Texas, acting by and through the Texas Transportation Commission, dated November 13, 2015, recorded on May 2, 2016 as Document No. 201600117138 in the Official Public Records of Dallas County, Texas.

Legal Description

Harvest Hill – Sunny Delight

Address:	300 F.M. 1417 West
City/Town:	Sherman
County:	Grayson
State:	Texas

Situated in the City of Sherman, Grayson County, Texas, being a part of the William Martin Survey, Abstract No. 765, and being a part of the same tract of land described as 183.67 acres conveyed by the Folger Coffee Company to Sunny Delight Beverage Co. by deed dated December 15, 2010, recorded in Volume 4895, Page 484, Official Public Records, Grayson County, Texas, and being more particularly described by meets and bounds as follows:

Beginning at and “X” cut in concrete marking the Northeast corner of the said 183.67 acre tract at the intersection of the South right-of-way line of F.M. Highway No. 1417 with the center of a public road to the South locally known as Howe Drive running along or near the East line of the said Martin Survey;

Then South 14 degrees 08 minutes 48 seconds East with said center of Howe Drive a distance of 2433.63 feet to an “X” cut in concrete marking the Southeast corner of the said 183.67 acre tract and the Northeast corner of Sherman Industrial Development Addition to said City of Sherman as shown by plat of record in Volume 11, Pages 67 & 68, Plat Records, Grayson County, Texas;

Thence South 74 degrees 48 minutes 39 seconds West with the South line of the said 183.67 acre tract, at a distance of 39.64 feet passing a 5/8” steel rod found and continuing, at a distance of 40.00 feet passing the Northeast corner of Lot 3 of said Addition and continuing for a total distance of 527.51 feet to a ½” steel rod set marking the Southeast corner of the 119.166 acre tract of land severed from the said 183.67 acre tract as conveyed by said Sunny Delight Beverages Co. to Sherman Economic Development Corporation by deed dated December 16. 2010, recorded in Volume 4895, Page 876, said Official Public Records, said rod being at the intersection of said South line of the said 183.67 acre tract with the East right-of-way line of the easement conveyed by Bessie Kinard to the St. Louis, San Francisco And Texas Railway Company dated November 8, 1961, recorded in Volume 945, Page 490, Deed Records, Grayson County, Texas;

Thence North 59 degrees 06 minutes 38 seconds West with the East line of the said 119.166 acre tract along said East right-of-way line a distance of 331.98 feet to a ½” steel rod set marking beginning of a curve to the right having a radius of 1885.08 feet;

Thence in a Northwesterly direction continuing with said East line and right-of-way line along said curve, (chord bears North 36 degrees 28 minutes 48 seconds West, 1450.72 feet), an arc distance of 1489.13 feet to a ½” steel rod set marking an “L” corner;

Thence, North 76 degrees 09 minutes 02 seconds East a distance of 25.00 feet to a ½” steel rod set marking another “L” corner in said East line and right-of-way line;

Thence in a Northerly direction continuing with said East line and right-of-way line along a curve to the right having a radius of 1860.08 feet, (chord bears North 11 degrees 46 minutes 26 seconds West, 134.73 feet), an arc distance of 134.76 feet to a ½” steel rod set marking the end of said curve;

Thence North 09 degrees 41 minutes 54 seconds West continuing with said East line and right-of-way line of easement a distance of 743.13 feet to a ½” steel rod set marking the Northeast corner of the said 119.166 acre tract at the intersection of said East right- of-way line of Highway No. 1417 and North line of the said 183.67 acre tract;

Thence North 73 degrees 56 minutes 00 seconds East with said South right-of-way line of Highway No. 1417 a distance of 1057.58 feet to a point for angle at the West base of a disturbed concrete monument;

Thence South 87 degrees 28 minutes 00 seconds East continuing with said South right-of-way line a distance of 156.68 feet to a ½” steel rod set at an angle point;

Thence North 73 degrees 56 minutes 00 seconds East continuing with said South right-of-way line a distance of 18.00 feet to the Point of Beginning and containing 2,805,290 square feet or 64.401 acres of land.

Legal Description

Hensley PHOENIX FACILITY

PARCEL 1

LOT 1 OF HENSLEY INDUSTRIAL PARK AMENDED AS RECORDED IN BOOK 1135, PAGE 36, RECORDER OF MARICOPA COUNTY, ARIZONA BEING LOCATED IN THE NORTHEAST QUARTER OF SECTION 21, TOWNSHIP 2 NORTH, RANGE 2 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID LOT 1 BEING A POINT ON THE WEST RIGHT OF WAY LINE OF 44TH AVENUE AND THE TRUE POINT OF BEGINNING OF THE PARCEL OF LAND HEREIN DESCRIBED;

THENCE SOUTH 00 DEGREES 09 MINUTES 43 SECONDS WEST ALONG THE WEST RIGHT OF WAY OF 44TH AVENUE A DISTANCE OF 1,214.07 FEET TO AN ANGLE POINT;

THENCE SOUTH 00 DEGREES 09 MINUTES 26 SECONDS WEST ALONG THE WEST RIGHT OF WAY LINE OF 44TH AVENUE A DISTANCE OF 680.76 FEET TO A POINT OF CURVATURE TO THE RIGHT;

THENCE THROUGH SAID CURVE WITH A RADIUS OF 65.40 FEET, A LENGTH OF 102.50 FEET AND A CENTRAL ANGLE OF 89 DEGREES 47 MINUTES 56 SECONDS TO A POINT OF TANGENCY LOCATED ON THE NORTH RIGHT OF WAY LINE OF MONTEROSA STREET;

THENCE SOUTH 89 DEGREES 57 MINUTES 22 SECONDS WEST ALONG THE NORTH RIGHT OF WAY LINE OF MONTEROSA STREET A DISTANCE OF 366.78 FEET TO A POINT OF CURVATURE TO THE RIGHT;

THENCE THROUGH SAID CURVE WITH A RADIUS OF 25.00 FEET, A LENGTH OF 39.27 FEET AND A CENTRAL ANGLE OF 90 DEGREES 00 MINUTES 00 SECONDS TO A POINT OF TANGENCY LOCATED ON THE EAST RIGHT OF WAY LINE OF 45TH AVENUE;

THENCE NORTH 00 DEGREES 02 MINUTES 38 SECONDS WEST ALONG THE EAST RIGHT OF WAY LINE OF 45TH AVENUE A DISTANCE OF 25.11 FEET TO A POINT OF CURVATURE TO THE LEFT;

THENCE THROUGH SAID CURVE WITH A RADIUS OF 633.00 FEET, A LENGTH OF 315.16 FEET AND A CENTRAL ANGLE OF 28 DEGREES 31 MINUTES 35 SECONDS TO A NON POINT OF TANGENCY;

THENCE NORTH 00 DEGREES 09 MINUTES 43 SECONDS EAST A DISTANCE OF 1,184.39 FEET; THENCE SOUTH 89 DEGREES 49 MINUTES 29 SECONDS EAST A DISTANCE OF 25.00 FEET;

THENCE NORTH 00 DEGREES 09 MINUTES 43 SECONDS EAST A DISTANCE OF 425.08 FEET;

THENCE SOUTH 89 DEGREES 50 MINUTES 34 SECONDS EAST A DISTANCE OF 510.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 2

LOT 2, OF SANTA FE PACIFIC BUSINESS CENTER, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 303 OF MAPS PAGE 10 AND AFFIDAVIT OF CORRECTION RECORDED FEBRUARY 10, 1987 IN 87-081730 OF OFFICIAL RECORDS BEING LOCATED IN THE SOUTHEAST QUARTER OF SECTION 21, TOWNSHIP 2 NORTH, RANGE 2 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA MORE PARTICULARLY DESCRIBED AS FOLLOWS:

No. NCS-571622-PHX1 COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT 2 BEING A POINT ON THE EAST RIGHT OF WAY LINE OF 44TH AVENUE AND THE TRUE POINT OF BEGINNING OF THE PARCEL OF LAND HEREIN DESCRIBED;

THENCE NORTH 00 DEGREES 09 MINUTES 26 SECONDS EAST ALONG THE EAST RIGHT OF WAY OF 44TH AVENUE A DISTANCE OF 300.40 FEET TO A POINT OF CURVATURE TO THE RIGHT;

THENCE THROUGH SAID CURVE WITH A RADIUS OF 25.00 FEET, A LENGTH OF 39.27 FEET AND A CENTRAL ANGLE OF 90 DEGREES 00 MINUTES 23 SECONDS TO A POINT OF TANGENCY LOCATED ON THE SOUTH RIGHT OF WAY LINE OF GLENROSA AVENUE;

THENCE SOUTH 89 DEGREES 50 MINUTES 11 SECONDS EAST ALONG THE SOUTH RIGHT OF WAY LINE OF GLENROSA AVENUE A DISTANCE OF 217.07 FEET TO THE NORTHEAST CORNER OF SAID LOT 2;

THENCE SOUTH 00 DEGREES 09 MINUTES 26 SECONDS WEST A DISTANCE OF 234.52 FEET;

THENCE SOUTH 32 DEGREES 28 MINUTES 53 SECONDS WEST A DISTANCE OF 106.74 FEET;

THENCE SOUTH 89 DEGREES 57 MINUTES 22 SECONDS WEST A DISTANCE OF 185.00 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPT ALL RIGHT, TITLE AND INTEREST IN AND TO ALL WATER RIGHTS, COAL, OIL, GAS AND OTHER HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS

METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY. NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND. AS RESERVED IN DEED RECORDED DECEMBER 31, 1996 IN 96-909065, OF OFFICIAL RECORDS.

Legal Description

Hensley

PRESCOTT VALLEY FACILITY

THAT PART OF SECTION 20, TOWNSHIP 14 NORTH, RANGE 1 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, YAVAPAI COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 20 AS RECORDED IN BOOK 2328 OF OFFICIAL RECORDS, PAGES 539-540, YAVAPAI COUNTY RECORDER’S OFFICE, FROM WHICH THE NORTHEAST CORNER OF SAID SECTION 20, MONUMENTED WITH A 2 ½ INCH BRASS CAP STAMPED P.W. RAMEY, L.S. 6177, BEARS SOUTH 89 DEGREES, 20 MINUTES, 12 SECONDS EAST, A DISTANCE OF 5376.61 FEET;

THENCE SOUTH 89 DEGREES 20 MINUTES 12 SECONDS EAST ALONG SAID NORTH SECTION LINE A DISTANCE OF 574.10 FEET; THENCE SOUTH 00 DEGREES, 19 MINUTES, 14 SECONDS WEST (SOUTH 00 DEGREES 19 MINUTES 28 SECONDS WEST RECORD), A DISTANCE OF 668.58 FEET (668.75 FEET RECORD) TO THE TRUE POINT OF BEGINNING, SAID POINT BEING ON THE SOUTH RIGHT OF WAY LINE OF VALLEY ROAD AS SHOWN ON A MAP RECORDED IN BOOK 29 OF MAPS AND PLATS, PAGE 66, YAVAPAI COUNTY RECORDER’S OFFICE, AND SAID POINT ALSO BEING A POINT OF CURVATURE TO THE LEFT, THE CHORD OF WHICH BEARS SOUTH 75 DEGREES, 30 MINUTES, 26 SECONDS EAST, A DISTANCE OF 652.31 FEET;

THENCE ALONG SAID CURVE TO THE LEFT, HAVING A RADIUS OF 959.00 FEET, A CENTRAL ANGLE OF 39 DEGREES, 45 MINUTES, 55 SECONDS, FOR AN ARC LENGTH OF 665.58 FEET;

THENCE NORTH 84 DEGREES, 36 MINUTES, 39 SECONDS, EAST ALONG SAID SOUTH RIGHT OF WAY LINE, A DISTANCE OF 31.66 FEET;

THENCE SOUTH 05 DEGREES, 07 MINUTES, 09 SECONDS EAST, A DISTANCE OF 659.29 FEET;

THENCE NORTH 86 DEGREES, 12 MINUTES, 55 SECONDS WEST, A DISTANCE OF 102.46 FEET;

THENCE NORTH 85 DEGREES, 00 MINUTES, 04 SECONDS WEST, A DISTANCE OF 156.71 FEET;

THENCE SOUTH 73 DEGREES, 08 MINUTES, 50 SECONDS WEST, A DISTANCE OF 67.29 FEET;

THENCE NORTH 77 DEGREES, 00 MINUTES, 35 SECONDS WEST, A DISTANCE OF 104.14 FEET;

THENCE SOUTH 82 DEGREES, 52 MINUTES, 39 SECONDS WEST. A DISTANCE OF 125.86 FEET;

THENCE NORTH 73 DEGREES, 07 MINUTES, 08 SECONDS WEST, A DISTANCE OF 312.98 FEET TO A POINT OF CURVATURE OF A CURVE TO THE RIGHT, THE CHORD OF WHICH BEARS NORTH 03 DEGREES 03 MINUTES 29 SECONDS EAST, DISTANCE OF 598.82 FEET;

THENCE ALONG SAID CURVE TO THE RIGHT, HAVING A RADIUS OF 517.00 FEET, CENTRAL ANGLE OF 70 DEGREES, 46 MINUTES, 44 SECONDS, FOR AN ARC LENGTH OF 638.66 FEET.

THENCE NORTH 38 DEGREES 26 MINUTES 51 SECONDS EAST A DISTANCE OF152.41 FEET TO THE TRUE POINT OF BEGINNING.

Legal Description

Hensley

CHANDLER FACILITY

LOT 1 OF HENSLEY CHANDLER FACILITY ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA RECORDED IN BOOK 939 OF MAPS, PAGE 49 BEING LOCATED IN THE WEST HALF OF SECTION 15, TOWNSHIP 1 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA THE METES AND BOUNDS DESCRIPTION IS AS FOLLOWS;

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT 1 SAID POINT BE THE TRUE POINT OF BEGINNING OF THE PARCEL OF LAND HEREIN DESCRIBED;

THENCE NORTH 00 DEGREES 09 MINUTES 59 SECONDS EAST A DISTANCE OF 725.13 FEET TO THE NORTHWEST CORNER OF SAID LOT l;

THENCE NORTH 89 DEGREES 59 MINUTES 25 SECONDS EAST A DISTANCE OF 998.94 FEET TO THE NORTHEAST CORNER OF SAID LOT 1;

THENCE SOUTH 00 DEGREES 00 MINUTES 45 SECONDS EAST A DISTANCE OF 1,326.75 FEET;

THENCE SOUTH 89 DEGREES 59 MINUTES 10 SECONDS WEST A DISTANCE OF 40.00 FEET;

THENCE SOUTH 00 DEGREES 00 MINUTES 45 SECONDS EAST A DISTANCE OF 62.89 FEET TO THE SOUTHEAST CORNER OF SAID LOT 1;

THENCE SOUTH 89 DEGREES 50 MINUTES 22 SECONDS WEST A DISTANCE OF 513.12 FEET TO THE SOUTHWEST CORNER OF SAID LOT 1;

THENCE NORTH 00 DEGREES 09 MINUTES 23 SECONDS WEST A DISTANCE OF 236.97 FEET TO A POINT OF CURVATURE TO THE LEFT;

THENCE THROUGH SAID CURVE WITH A RADIUS OF 430.00 FEET, AN ARC LENGTH OF 674.37 FEET AND A CENTRAL ANGLE OF 89 DEGREES 51 MINUTES 27 SECONDS;

THENCE SOUTH 89 DEGREES 59 MINUTES 10 SECONDS WEST A DISTANCE OF 17.48 FEET TO THE TRUE POINT OF BEGINNING.

Legal Description

Heritage (Novolex)

OGDEN REAL PROPERTY

Lots 89 and 90, OGDEN COMMERCIAL & INDUSTRIAL PARK - PLAT “F”, Ogden City, Weber County, Utah, according to the official plat thereof, filed in Book 31 of Plats, at Page 52 of Official Records of the Weber County Recorder, more particularly described as follows:

Beginning at a point South 0°31’00” West 25.601 feet along the section line and East 1149.805 feet from the West quarter corner of Section 36, Township 6 North, Range 2 West, Salt Lake Base and Meridian; and running thence South 55°59’00” East 350.00 feet to the Westerly right-of-way line of the Denver and Rio Grande Western Railroad; thence South 34°01’00” West 1302.14 feet along the Westerly right-of-way line of said Denver and Rio Grande Western Railroad; thence North 89°52’00” West 395.94 feet; thence North 00°08’00” East 300.00 feet to the Southeasterly right-of-way line of Commerce Way; thence along said right of way line the following two (2) courses: (1) to the left along the arc of a 329.84 foot radius curve a distance of 323.05 feet, chord bears North 62°04’30” East 310.29 feet; (2) North 34°01’00” East 1000.00 feet to the point of beginning.

Tax ID: 15-180-0002, 0003

Legal Description

Heritage (Novolex)

DOUGLASVILLE REAL PROPERTY

RECORD DESCRIPTION

ALL THAT TRACT or parcel of land lying and being in Land Lot 169 of the 2nd District and 5th Section of Douglas County, Georgia, and being more particularly described as follows:

BEGINNING at an iron pin at the intersection of the northeasterly edge of the right of way of Bankhead Highway (80-foot right of way) with the southeasterly edge of the right of way of Richardson Road (60-foot right of way); thence proceed in a northerly direction along the eastern edge of the right of way of Richardson Road, and following a curve to the right an arc distance of 259.87 feet (said arc having a radius of 1,351.16 feet, and being subtended by a chord bearing North 28 degrees 11 minutes 49 seconds East with a length of 259.47 feet); thence continuing along the eastern edge of the right of way of Richardson Road, and following a curve to the right an arc distance of 607.76 feet to a point (said arc having a radius of 10,057.85 feet, and being subtended by a chord bearing North 31 degrees 58 minutes 32 seconds East with a length of 607.67 feet); thence South 83 degrees 24 minutes 58 seconds East 720.55 feet to a fence post corner; thence South 04 degrees 56 minutes 37 seconds West 1,016.80 feet to an iron pin found on the northern edge of the right of way of Bankhead Highway; thence in a northwesterly direction along the right of way of Bankhead Highway, and following a curve to the left an arc distance of 127.56 feet to a point (said arc having a radius of 1,995.65 feet and being subtended by a chord bearing North 70 degrees 13 minutes 52 seconds West and a length of 127.54 feet); thence North 72 degrees 03 minutes 44 seconds West, along the right of way of Bankhead Highway 1,001.21 feet to the point of BEGINNING.

The described premises being shown as Tract “B” upon a survey for Carl F. Allen prepared by Thomas Edward Peay, Jr., Registered Land Surveyor No. 2402, dated November 1, 1994, which plat of survey by reference thereto is incorporated in this description.

TOGETHER WITH ALL THAT TRACT or parcel of land lying and being in Land Lot 169 of the 2nd District and 5th Section of Douglas County, Georgia, and being, more particularly described as follows:

To find the point of BEGINNING, commence at an iron pin found at the intersection of the northeasterly edge of the right of way of Bankhead Highway (80-foot right of way) and the southeasterly edge of the right of way of Richardson Road (60-foot right of way); thence South 72 degrees 03 minutes 44 seconds East along the right of way of Bankhead Highway 1,001.21 feet to a point; thence along the right of way of Bankhead Highway, and following a curve to the right, an arc distance of 127.56 feet to an iron pin found (said arc having a radius of 1,995.65 feet and being subtended by a chord bearing South 70 degrees 13 minutes 52 seconds East a length of 127.54 feet), said iron pin being the True Point of BEGINNING; thence North 04 degrees 56 minutes 37 seconds East 1,016.80 feet to a fence post corner; thence South 83 degrees 24 minutes 58 seconds East 18.10 feet to an iron pin found on the southwestern edge of the right of way of Southern Railroad (200-foot right of way); thence in a southeasterly direction along the right of way of Southern Railroad, and following a curve to the right an arc distance of 256.59 feet to a point (said arc having a radius of 3,970.78 feet and being subtended by a chord bearing South 44 degrees 34 minutes 53 seconds East with a length of 256.54 feet); thence South 42 degrees 43 minutes 48 seconds East along the right of way of Southern Railroad 561.49 feet to a point at the intersection of the right of way of Southern Railroad with the centerline of a creek; thence in a southerly direction along the centerline of such creek a distance of 822 feet more or less, but specifically to an iron pin set at the intersection of the centerline of such creek with the northern edge of the right of way of Bankhead Highway; thence in a northwesterly direction along the right of way of Bankhead Highway, and following a curve to the left an arc distance of 50.00 feet to a point (said arc having a radius of 1,995.65 feet and being subtended by a chord bearing North 49 degrees 08 minutes 27 seconds West and a length of 50.00 feet); thence in a northwesterly direction along the right of way of Bankhead Highway, and following a curve to the left an arc distance of 645.81 feet to an iron pin found (said arc having a radius of 1,995.65 feet and being subtended by a chord bearing North 59 degrees 07 minutes 45 seconds West with a length of 643.00 feet), said iron pin found being the True Point of BEGINNING.

The described premises being shown as Tract “C” upon a survey for Carl F. Allen prepared by Thomas Edward Peay, Jr., Registered Land Surveyor No. 2402, dated November 1, 1994, which plat of survey by reference thereto is incorporated in this direction.

MEASURED DESCRIPTION

ALL THAT TRACT or parcel of land lying and being in Land Lot 169 of the 2nd District and 5th Section of Douglas County, Georgia, and being more particularly described as follows:

BEGINNING at a point on the easterly right of way of the mitered intersection of Richardson Road (60-foot right of way) with the northerly right of way of Bankhead Highway (AKA U.S. Route 78) (80-foot right of way), said point being the TRUE POINT OF BEGINNING; thence in a northerly direction along the easterly right of way of Richardson Road along a curve to the right an arc distance of 259.85 feet (said arc having a radius of 1351.16 feet, and being subtended by a chord bearing North 24 degrees 38 minutes 47 seconds East a chord distance of 209.65 feet); thence continuing along said right of way along the arc of a curve to the right an arc distance of 607.76 feet (said arc having a radius of 10,057.85 feet, and being subtended by a chord bearing North 27 degrees 21 minutes 52 seconds East a chord distance of 607.67 feet) to a point; thence leaving said right of way, South 88 degrees 01 minutes 38 seconds East a distance of 720.55 feet to a point said property line being bounded by property now or formerly owned by Marion “Uncle Bud” Hawkins; thence continuing along said property line South 88 degrees 01 minutes 38 seconds East a distance of 18.10 feet to a point on the southwesterly right of way of Southern Railroad (200 foot right of way); thence along said Southern Railroad right of way along the arc of a curve of the right an arc distance of 256.58 feet (said arc having a radius of 3970.78 feet and being subtended by a chord bearing South 49 degrees 11 minutes 33 seconds West a chord distance of 256.54 feet) to a point; thence continuing along said Southern Railroad right of way South 47 degrees 20 minutes 28 seconds East a distance of 561.49 feet to a point at the intersection of the right of way of Southern Railroad with the centerline of a creek; thence in a southerly direction along the centerline of such creek an overall distance of 822 feet more or less, said centerline of creek being bounded by property now or formerly owned by Terry McCoy; April Pounds-Brown; James R. Williams and Henry E. Rollins; to an iron pin set at the intersection of such centerline of said creek with the northern right of way of Bankhead Highway (AKA U.S. Route 78) (80 foot right of way); thence along the northerly right of way of Bankhead Highway along an arc of a curve to the left an arc distance of 50.00 feet (said arc having a radius of 1,995.65 feet and being subtended by a chord bearing North 53 degrees 45 minutes 07 seconds West a chord distance of 50.00 feet) to a point; thence continuing along said right of way curve a distance of 645.81 feet (said arc having a radius of 1,995.81 feet and being subtended by a chord bearing North 63 degrees 44 minutes 25 seconds West a chord distance of 643.00 feet) to a point; thence North 76 degrees 40 minutes 24 seconds West a distance of 951.21 feet to an iron pin set along the southeasterly mitered intersection of Bankhead Highway and Richardson Road; thence along said mitered intersection North 28 degrees 46 minutes 07 seconds West a distance of 67.04 feet to the TRUE POINT OF BEGINNING.

Legal Description

Hillman

Situated in the State of Ohio, County of Hamilton, City of Forest Park, Section 36, Township 3, Entire Range 1 and being Lot 2 as shown and delineated upon the Plat of Carillon Business Park, a Subdivision of record in Plat Book 357, Pages 78-80, of the Recorder’s Records of Hamilton County, Ohio.

PPN: 590-0400-0025 & 591-0023-0010

Property Address: 1700 Carillon Blvd., Cincinnati, Ohio

Legal Description

Marianna

Lot One (1), Cosentino Properties, an addition to the City of Omaha, as surveyed, platted and recorded in Douglas County, Nebraska according to the Plat recorded December 30, 2003 as Instrument No. 2003248696.

Together with a non-exclusive easement appurtenant for ingress and egress as established by that certain Warranty Deed dated September 1, 1965 and recorded September 24, 1965 in Book 1265, at Page 685 and by that certain Warranty Deed dated May 18, 1966, recorded June 9, 1966 in Book 1289 at Page 519, of the Deed Records of Douglas County, Nebraska.

Legal Description

Panavision

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

LOTS 7 AND 8 OF TRACT NO. 30615, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 790, PAGE(S) 98 THROUGH 99 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

APN: 2149-005-045

Legal Description

Pregis

PLYMOUTH REAL PROPERTY

The land described as follows:

Situate in Marshall County, State of Indiana

Address: 1411 Pidco Drive, Plymouth, IN

Parcel I:

A part of the Southwest Quarter of Section 32, Township 34 North, Range 2 East, City of Plymouth, Center Township, Marshall County, Indiana, described as follows: Commencing at the Southwest corner of said Southwest Quarter, thence North 90° 00’ 00” East (assumed bearing) along the South line of said Southwest Quarter (centerline of Harrison Street), 2022.28 feet to the intersection of said South line and the West line of Flora Street extended; thence North 0° 01’ 53” East along the West line of said Flora Street, 330.00 feet to a 1/2 inch iron rod found at the point of beginning; thence continuing North 0° 01’ 53” East, along said West line, 659.16 feet to a 1/2 inch iron rod; thence North 89° 58’ 39” West, 974.80 feet to a 1/2 inch iron rod; thence South 0° 12’ 27” West, parallel with the West line of said Southwest Quarter, 659.57 feet to a 1/2 inch iron rod; thence North 90° 00’ 00” East, parallel with the South line of said Southwest Quarter, 976.82 feet to the point of beginning.

Subject to legal highways.

Parcel II:

All that portion of the railroad siding (30 feet in width) that lies West of the Southerly extension of the East line of the Plymouth Plastics, Inc. parcel as recorded in Deed Record 1985, page 10325, Office of the Marshall County, Recorder, Marshall County, Indiana.

Subject to legal highways.

Parcel III:

A part of Section 32, Township 34 North, Range 2 East, City of Plymouth, Marshall County, Indiana, described as follows: Commencing at the Northeast corner of Lot Number 2, in’ Plymouth Industrial Development Subdivision, City of Plymouth; thence Easterly along the South line of Pidco Drive (70 feet wide) a distance of 150.20; thence Southeasterly along said South line of Pidco Drive a distance of 172.80 feet to the point of beginning of this description; thence South 60° 07’10” East along said South line of Pidco Drive a distance of 145.35 feet; thence North 89° 59’ 10” East along said South line of Pidco Drive a distance of 167.07 feet to a point that is 898.16 feet Easterly from the intersection of said South line of the West line of Flora Street; thence South 00° 16’ 20” East a distance of 515.00 feet; thence South 89° 46’ 14” West a distance of 295.55 feet; thence North 00° 00’ 00” West (record bearing) a distance of 588.55 feet to the point of beginning.

Subject to legal highways.

Parcel IV:

A part of Section 32, Township 34 North, Range 2 East, City of Plymouth, Center. Township, Marshall County, Indiana, described as follows:

Commencing at the Northeast corner of Lot Number 2 of Plymouth Industrial Development Subdivision; thence North 89° 57’ 33” East along the South line of Pidco Drive 150.20 feet to an iron pin and the point of beginning; thence South 0° 00’ 36” East, 674.96 feet; thence North 89° 55’ 24” East, 149.57 feet to an iron pin; thence North 0° 00’ 00” West, 588.55 feet to an iron pin on the South line of said Pidco Drive; thence North 60° 02’ 22” West along said street, 172.66 feet to the point of beginning.

Subject to legal highways.

Parcel V:

A part of the Southwest Quarter (SW 1/4) of Section Thirty-two (32), Township Thirty-four (34) North, Range Two (2) East, Center Township, Marshall County, Indiana, described as follows: Commencing at the Southwest corner of said Southwest Quarter, thence North 00° 00’ 00” East (record bearing) along the West line of said Quarter Section (centerline of Oak Road) a distance of 609.30 feet; thence North 89° 47’ 09” East 984.43 feet to the point of beginning; thence North 0° 00’ 00” West 201.51 feet; thence North 89° 46’ 19” East 60.00 feet to the West line of the Astro-Valcour, Inc. parcel (recorded in Deed Record 1988, page 12631, Office of the Marshall County Recorder); thence South 00° 00’ 00” East along the West line of said Astro-Valcour, Inc. parcel a distance of 201.52 feet; thence south 89° 47’ 09” West 60.00 feet to the point of beginning.

Subject to legal highways.

Parcel VI:

A part of the Section 32, Township 34 North, Range 2 East, Center Township, Marshall County, Indiana, described an follows:

Commencing at the Southwest corner of said Southwest Quarter; thence North 0° 00’ 00” East (record bearing) along the West line of said Quarter-Quarter Section (centerline of Oak Road) a distance of 990.00 feet; thence North 89° 48’ 55” East 717.35 feet to a found iron rod at the Northeast corner of the Pi- Rod, Inc. parcel (recorded in Deed Record 1988, page 6294, Office of the Marshall County Recorder) and the point of beginning of this description; thence continuing North 89° 48’ 55” East 327.22 feet to the Northwest corner of the Astro-Valcour, Inc. parcel (recorded in Deed Record 1988, page 12631, Office of the Marshall County Recorder); thence South 0° 00’ 00” East along the West line of said Astro-Valcour, Inc. parcel a distance of 178.81 feet; thence South 89° 46’ 19” West 327.11 feet to the Southeast corner of said Pi-Rod, Inc. parcel; thence North 0° 02’ 11” East 179.06 feet to the point of beginning.

Subject to legal highways.

Parcel VII:

A part of the South Half of Fractional Section 32, Township 34 North, Range 2 East, City of Plymouth, Marshall County, Indiana, described as follows:

Beginning at a found Iron pipe located 538.90 feet West of the intersection of the West right-of- way line of Flora Street (formerly Beerenbrook Street) and the South right-of-way line of Pidco Drive; thence South parallel with said West right-of-way line of Flora Street a distance of 485.00 feet; thence West parallel with said South right-of-way line of Pidco Drive a distance of 359.26 feet; thence North parallel with said West right-of-way line of Flora Street a distance of 485.00 feet to said South right-of-way line of Pidco Drive; thence East along said South right-of-way line, a distance of 359.26 feet to the point of beginning.

Subject to legal highways.

(THE   BOUNDARIES   OF   THE   ABOVE   PARCELS   ARE   HEREBY   DESCRIBED AS FOLLOWS) A part of Fractional Section 32, Township 34 North, Range 2 East, City of Plymouth, Marshall County, Indiana, described as follows: Commencing at a 1/2” iron rod at the intersection of the South line of Pidco Drive and the West line of Flora Street in said City of Plymouth; thence South 89° 52’ 49” West along said South line of Pidco Drive a distance of 538.90 feet to a 5/8” iron rod at the Northwest corner of the Ferro Corporation parcel (recorded in Deed Record 1980, page 8452, Office of the Marshall County Recorder) and the point of beginning of this description; thence South 0° 20’ 07’’ East, along the West line of said Ferro Corporation parcel and its Southerly extension a distance of 515.36 foot to a 5/8” iron rod; thence North 89° 47’ 48” East 538.55 feet to a 1/2” iron rod on said West line of Flora Street; thence South 0° 10’ 52” East along said West line of Flora St. a distance or 659.23 feet to a 1/2” iron rod, said point being 2021.83 feet North 89° 46’ 37” East and 331.07 feet North 0o 10’ 52” West of the Southwest corner of said Section 32; thence South 89° 48’ 29” West 976.70 feet to a 5/8” iron rod; thence North 0° 00’ 19” East 279.42 feet to a 1/2” iron rod; thence South 89° 47’ 09” West 60.00 feet to a 1/2” iron rod; thence North 0° 00’ 3” West 201.51 feet to a 1/2” iron rod at the Northeast corner of the Pi-Rod, Inc. parcel (recorded in Deed Record 1992, page 5723, Office of the Marshall County Recorder); thence South 89° 47’ 05” West 267.11 feet to a 5/8” iron rod at Northwest corner of said Pi-Rod, Inc. parcel; thence North 00° 01’ 32” West 179.06 feet to a 1/2” iron rod; thence South 89° 47’ 48” West 41.10 feet to a masonry nail; thence North 0° 03’ 02” West 674.89 feet to said South line of Pidco Drive; thence South 60° 08’ 46” East along said South line of Pidco Drive a distance of 318.15 feet to a 5/8” iron rod; thence North 89° 52’ 49” East 525.99 feet to the point of beginning. Subject to legal highways.

Parcel VIII:

Rights and benefits contained in a Permanent Right-of-way Easement by and between Milton E. Goble and City of Plymouth, dated May 4, 1986 and recorded May 7,1986 as Document No. 1986, page 4177 in the Office of the Recorder of Marshall County.

Parcel IX:

Rights and benefits contained in a permanent Right-of-Way Easement by and between Ernest M. Stiles and Thelma B. Stiles, husband and wife and the City of Plymouth, dated April 2, 1986 and recorded April 9,1986, page 2848 in the Office of the Recorder of Marshall County.

Parcel X:

Rights and benefits contained in an easement as set forth out in an Instrument by and between Everett K. Keiser and May Keiser, husband and wife and Northern Indiana Public Service Company, dated May 6, 1958 and recorded May 9, 1958 in Deed Record 160, page 573 in the Office of the Recorder of Marshall County.

Tax ID Numbers:	50-42-32-303-064.000-019	50-42-32-303-175.000-019
	50-42-32-301-138.000-019	50-42-32-301-141.000-019
	50-42-32-303-158.000-019	50-42-32-303-159.000-019
50-42-32-301-136.000-019

Address: 1411 Pidco Drive, Plymouth, IN

Legal Description

Pregis

VISALIA REAL PROPERTY

8201 West Elowin Court Visalia, California

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF VISALIA, COUNTY OF TULARE, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1 AS SHOWN ON LOT LINE ADJUSTMENT NO. 92-13, AS EVIDENCED BY DOCUMENT RECORDED IN THE OFFICIAL RECORDS, COUNTY OF TULARE ON NOVEMBER 5, 1993, AS INSTRUMENT NO. 93-079846, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

All of Parcels 1 and 2 of Lot Line Adjustment No. 91-05, recorded March 29, 1991 as Document No. 18574, Tulare County Records, situated in a portion of the South 1/2 of Section 21, Township 18 South, Range 24 East, Mount Diablo Base and Meridian, in the City of Visalia, County of Tulare, State of California, more particularly described as follows:

Beginning at the Northwest corner of said Parcel 1 at the East end of the street right-of-way; thence along the Northerly, Easterly and Southerly boundary of said Parcel 1, and the Southerly, Westerly and Northerly boundary of said Parcel 2, the following courses:

S. 89° 16’ 07’’ E., 771.00 feet;

S. 13° 42’ 28” W., 85.17 feet;

S. 0° 07’ 40” W., 481.99 feet;

S. 75° 26’ 06” W., 113.71 feet;

N. 89° 16’ 07’’ W., 1271.23 feet;

N. 0° 07’ 40” E., 564.99 feet;

S. 89° 16’ 07’’ E., 469.30 feet, thence S. 78° 34’ 37” E., 103.13 feet along the street right-of-way to the beginning of a tangent curve concave to the Northwest having a radius of 50.00 feet; thence Northeasterly 87.87 feet along said curve and street right-of-way through a central angle of 100° 41’ 27” to the point of beginning.

EXCEPTING THEREFROM one half the oil, gas, minerals and hydrocarbon substances, as set forth in documents of record.

APN: 077-150-031

Legal Description

Revlon

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF MIDDLESEX, STATE OF NEW JERSEY, AND IS DESCRIBED AS FOLLOWS:

BEING KNOWN AND DESIGNATED AS LOT 21.01 IN BLOCK 124, AS SHOWN ON A CERTAIN FILED MAP ENTITLED “FINAL MAP BLOCK 124, LOT 2-E-5, 21 AND 22” DULY FILED IN THE OFFICE OF THE CLERK/REGISTER OF MIDDLESEX COUNTY ON JANUARY 19, 2012 AS FILED MAP NO. 6612 FILE 989.

BEING MORE PARTICULARLY DESCRIBED IN ACCORDANCE WITH A SURVEY MADE BY DAVID A. STIRES ASSOCIATES, LLC, DATED JULY 7, 2011 REVISED TO JANUARY 27, 2012 AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHWESTERLY RIGHT OF WAY LINE OF NEW JERSEY STATE HIGHWAY ROUTE NO. 27 (AN 88 FOOT WIDE R.O.W) SAID POINT ALSO MARKING THE INTERSECTION OF THE COMMON LOT LINE BETWEEN NEW LOT 21.01 AND NEW LOT 23.01 IN BLOCK 124 WITH SAID NORTHWESTERLY RIGHT OF WAY LINE OF ROUTE NO. 27; AND FROM SAID POINT RUNNING; THENCE

1.	SOUTH 46 DEGREES 28 MINUTES 02 SECONDS WEST, A DISTANCE OF 721.75 FEET TO A POINT; THENCE

2.	NORTH 43 DEGREES 31 MINUTES 58 SECONDS WEST, A DISTANCE OF 339.06 FEET TO A POINT; THENCE

3.	NORTH 46 DEGREES 28 MINUTES 02 SECONDS EAST, A DISTANCE OF 679.36 FEET TO A POINT; THENCE

4.	NORTH 43 DEGREES 31 MINUTES 58 SECONDS WEST, A DISTANCE OF 157.01 FEET TO A POINT; THENCE

5.	NORTH 46 DEGREES 28 MINUTES 14 SECONDS EAST, A DISTANCE OF 42.83 FEET TO A POINT; THENCE

6.	SOUTH 43 DEGREES 23 MINUTES 38 SECONDS EAST, A DISTANCE OF 182.04 FEET TO THE POINT OR PLACE OF BEGINNING.

BEING KNOWN AND DESIGNATED AS LOT 21.01 IN BLOCK 124, AS SHOWN ON A CERTAIN FILED MAP ENTITLED “MORRIS ROUTE 27 ASSOCIATES, LLC, TOWNSHIP OF EDISON, MIDDLESEX COUNTY, NEW JERSEY”, FILED ON JANUARY 19, 2012 AS MAP NO. 6612, FILE NO. 989 IN THE MIDDLESEX COUNTY CLERK’S OFFICE.

TOGETHER WITH CROSS ACCESS EASEMENT 1 AND 2 SET FORTH IN THAT CERTAIN DECLARATION OF EASEMENTS MADE BY MORRIS ROUTE 27 DEVELOPMENT ASSOCIATES, LLC, IN DEED BOOK 6317, PAGE 621, AND SHOWN ON FILED MAP NO. 6612 FILE 989.

Legal Description

Tyson Foods (AdvancePierre)

PART OF GOV’T LOTS 1 & 2, IN THE NORTHEAST QUARTER, SECTION 2, TOWNSHIP 22 NORTH, RANGE 6 WEST, INDIAN MERIDIAN, GARFIELD COUNTY, OKLAHOMA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID NORTHEAST QUARTER SECTION 2;

THENCE SOUTH 89° 52’ 36” WEST ALONG THE NORTH LINE OF SAID NORTHEAST QUARTER SECTION 2, FOR A DISTANCE OF 826.60 FEET TO A POINT 1815.00 FEET FROM THE NORTHWEST CORNER OF SAID NORTHEAST QUARTER, BEING THE POINT OF BEGINNING;

THENCE SOUTH 00° 13’ 52” WEST, PARALLEL WITH THE WEST LINE OF THE SAID NORTHEAST QUARTER SECTION 2, FOR A DISTANCE OF 1320.00 FEET;

THENCE SOUTH 89° 52’ 36” WEST, PARALLEL WITH THE NORTH LINE OF SAID NORTHEAST QUARTER SECTION 2 AND ALONG THE NORTH RIGHT OF WAY OF ENTERPRISE BOULEVARD, FOR A DISTANCE OF 301.41 FEET;

THENCE NORTH 00° 04’ 23” WEST FOR A DISTANCE OF 61.18 FEET;

THENCE SOUTH 89° 55’ 37” WEST ALONG THE SOUTH SIDE OF EXISTING BUILDING, FOR A DISTANCE OF 286.32 FEET;

THENCE NORTH 00° 07’ 08” WEST ALONG THE WEST SIDE OF EXISTING BUILDING, FOR A DISTANCE OF 648.22 FEET;

THENCE SOUTH 89° 59’ 30” WEST ALONG THE SOUTH SIDE OF EXISTING BUILDING AND TRANSFORMER PAD, FOR A DISTANCE OF 49.72 FEET;

THENCE NORTH 00° 03’ 53” WEST ALONG THE WEST SIDE OF EXISTING TRANSFORMER AND TANK PAD, FOR A DISTANCE OF 41.50 FEET;

THENCE NORTH 89° 59’ 30” EAST ALONG THE NORTH SIDE OF EXISTING TRANSFORMER AND TANK PAD, FOR A DISTANCE OF 19.20 FEET;

THENCE NORTH 00° 03’ 53” WEST ALONG THE WEST SIDE OF EXISTING BUILDING, FOR A DISTANCE OF 35.37 FEET;

THENCE SOUTH 89° 59’ 28” EAST ALONG THE NORTH SIDE OF EXISTING BUILDING, FOR A DISTANCE OF 30.48 FEET;

THENCE NORTH 00° 07’ 08” WEST ALONG THE WEST SIDE OF EXISTING BUILDING, FOR A DISTANCE OF 309.09 FEET;

THENCE NORTH 89° 48’ 28” WEST ALONG THE SOUTH SIDE OF EXISTING CURB, FOR A DISTANCE OF 6.48 FEET;

THENCE NORTH 00° 00’ 46” WEST ALONG THE WEST SIDE OF EXISTING CURB, FOR A DISTANCE OF 65.53 FEET;

THENCE NORTH 89° 48’ 54” EAST ALONG THE NORTH SIDE OF EXISTING CURB, FOR A DISTANCE OF 316.61 FEET;

THENCE NORTH 00° 29’ 34” WEST ALONG THE WEST SIDE OF EXISTING CONCRETE PAVING, FOR A DISTANCE OF 158.46 FEET;

THENCE NORTH 89° 52’ 36” EAST ALONG THE NORTH LINE OF SAID NORTHEAST QUARTER SECTION 2, FOR A DISTANCE OF 286.51 FEET TO THE POINT OF BEGINNING.

TAX ID: 0000-02-22n-06w-1-155-00

Legal Description

WestRock – RockTenn

That certain real property pursuant to Notice of Merger VM No. 1127, as evidenced by document recorded August 31, 1994 as Instrument No. 94135424 of Official Records, being more particularly described as follows:

PARCEL 1:

All that certain parcel of land situate in the West half of Section 30, Township 14 South, Range 21 East, Mount Diablo Base and Meridian, according to the Official Plat thereof, being a portion of Lots 19, 20, 29 and 30 as said Lots are shown on that certain Record of Survey, entitled “Record of Survey in Lots 3, 14, 19, 30, 35 and portions of 20 and 29, “Malaga Tract”, in the West half of Section 30, Township 14 South, Range 21 East, Mount Diablo Base and Meridian”, and filed for record August 11, 1966 in Book 24 Page 14 of Record of Surveys, Fresno County Records, and described as follows:

BEGINNING at a point in the Southerly line of said Lot 29 distant thereon South 89 ° 59’ 40” West 232.10 feet from the Southeast corner of said Lot 29, said point of beginning being the Southeasterly corner of that certain 37.363 acres parcel of land described in indenture dated March 7, 1963, from Security Title Insurance Company to Anderson Clayton Company; thence North 0° 34’ 00” East, along the Easterly boundary of said 37.363 acre parcel of land, 1261.56 feet to a point in a line parallel with and distant 30.00 feet Southerly measured at right angles, from the Northerly line of said Lot 20; thence North 89° 55’ 20” East, along said parallel line, 226.56 feet to the Westerly line of said Lot 19; thence South 89° 54’ 30” East, parallel with the Northerly line of said Lot 19, a distance of 110.32 feet to a point; thence Easterly, Southeasterly and Southerly, along a curve to the right having a radius of 367.25 feet, through a central angle of 90° 06’ 35”, (tangent to said curve at last-mentioned point is last described course), an arc distance of 577.58 feet to a point in a line parallel with and distant 30.00 feet Westerly, measured at right angles, from the Northerly prolongation of the Westerly line of land described in indenture dated October 25, 1966 from Southern Pacific Company to Mopco Chemical Company, recorded in Book 5370 Page 204, Official Records of said county; thence South 0° 12’ 05” West, along last said parallel line and the Southerly prolongation thereof, 893.03 feet to the Southerly line of said Lot 30; thence South 89° 59’ 40” West, along the Southerly line of said Lots 30 and 29 (being also the Northerly line of Muscat Avenue, 60 feet wide), a distance of 712.89 feet to the point of beginning.

EXCEPTING THEREFROM all minerals and mineral ores of every kind and character now known to exist or hereafter discovered upon, within or underlying said land or that may be produced therefrom, including, without limiting the generally of the foregoing, all petroleum, oil, natural gas and other hydrocarbon substances and products derived therefrom, together with the exclusive and perpetual right of ingress and egress beneath the surface of said land to explore for, extract, mine and remove the same, and to make such use of the said land beneath the surface as is necessary or useful in connection therewith, which may include lateral or slant drilling, boring, digging or sinking of wells, shafts or tunnels, provided, however, that said grantor, its successors and assigns, shall not use the surface of said land in the exercise of any of said rights, and shall not disturb the surface of said land or any improvements thereon, or interfere with grantor’s operations in any manner whatsoever. Excepting and reserving further unto grantor, its successors and assigns, any acreage allotment, marketing quotas, production limitations or similar type of regulation established by the United States of America, or any department of agency thereof, or by the State of California, or any department, division or agency thereof, limiting the agricultural use or productivity of said property, as reserved by Southern Pacific Company, a corporation, by Deed recorded December 4, 1967 in Book 5507 Page 327 of Official Records, Document No. 83188.

PARCEL 2:

Parcel 1 of Parcel Map No. 7529, in the County of Fresno, according to the map thereof recorded in Book 53, Page 98 of Parcel Maps, Fresno County Records.

EXCEPTING THEREFROM the title and exclusive right to all of the minerals and mineral ores of every kind and character now known to exist or hereafter discovered upon, within or underlying said land or that may be produced therefrom, including, without limiting the generality of the foregoing, all petroleum, oil, natural gas and other hydrocarbon substances and products derived therefrom, together with the exclusive and perpetual of said Grantor, its successors and assigns, of ingress and egress beneath the surface of said land to explore for, extract, mine and remove the same and to make such use of the said land beneath the surface as is necessary or useful in connection therewith, which may include lateral or slant drilling, boring, digging or sinking or wells, shafts or tunnels, provided, however, that said Grantor, its successors and assigns, shall not use the surface of said land in the exercise of any of said rights, and shall not disturb the surface of said land or any improvements thereon, as reserved by Security Title Insurance Company, a Corporation, in Deed recorded March 7, 1963 in Book 4831, Page 741 of Official Records as Document No. 19659.

APN: 331-071-31s

EXHIBIT C

KYC Application Form

Exhibit C

Partial Assignment
(Broadstone)

DUE DILIGENCE INFORMATION

Please complete and return this form as soon as practicable:

I.	Relevant Names.

Please provide the names of the following (if you need more room, please attach a rider):

Name of counterparty (“You” or “Your”):

Your beneficial owners in excess of 25%:

Names of your officers and directors:

Your subsidiaries and controlled affiliates (if applicable):

II.	Location and Nature of Operations.

List the countries in which you (including subsidiaries and controlled affiliates) have operations/offices:

Exhibit C

Partial Assignment
(Broadstone)

1

Do you (including subsidiaries and controlled affiliates) have operations/offices in any of the following countries or regions:

Crimea	Y / N
Cuba	Y / N
Iran	Y / N
Libya	Y / N
North Korea	Y / N
Sudan	Y / N
Syria	Y / N

Do you (including subsidiaries and controlled affiliates) have business or financial dealings that benefit or involve (directly or indirectly) any of the following countries, regions or governments:

Balkans	Y / N
Belarus	Y / N
Burma	Y / N
Central African Republic	Y / N
Crimea	Y / N
Cote d’Ivoire	Y / N
Cuba	Y / N
Democratic Republic of Congo	Y / N
Iran	Y / N
Lebanon	Y / N
Libya	Y / N
North Korea	Y / N
Somalia	Y / N
South Sudan	Y / N
Sudan	Y / N
Syria	Y / N
Zimbabwe	Y / N

Exhibit C

Partial Assignment
(Broadstone)

2

III.	Are you (circle one, if applicable):

A)

Licensed or franchised, or controlled by an entity that is licensed or franchised, by a government authority that exercises regulatory oversight in an “Approved Jurisdiction”[1] (e.g., banks or broker-dealers).

B)	A sovereign government, a U.S. governmental authority or a U.S. government-owned entity, including political subdivisions, agencies or departments of any U.S. State.

C)

An entity (or an entity controlled by an entity) listed on an exchange in an Approved Jurisdiction (as defined above) or listed on any of the following exchanges: Bermuda Stock Exchange, Korea Stock Exchange, or Singapore Exchange.

If the answer to the above questions are all “NO”, please provide a copy of the following identity documents.

Type of Counterparty	Required Counterparty Information	Required Verification Documentation
Individual	▪ Full Name ▪ Residential Address	▪ Copy of a valid, government-issued photo identification card (such as a driver's license or passport).
Entity	▪ Name ▪ Business Address ▪ Tax ID Number (EIN) ▪ List of persons with 25% or more beneficial ownership of the entity

▪    Copy of a document evidencing the legal existence of the entity (such as articles of association).

▪    A copy of a valid, government-issued photo identification card for at least one of: (i) a director of the entity, (ii) a person with 25% or more beneficial ownership in the entity, (iii) a partner/member of the entity, or (iv) a managing executive of the entity.

1 The term “Approved Jurisdiction,” shall include: Argentina, Australia, Austria, Belgium,  Brazil, Canada, Cayman Islands, Channel Islands, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Isle of Man, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, the United Kingdom, the United States, and the EU member states.

Exhibit C

Partial Assignment
(Broadstone)

3

IV.	ERISA Status.

1.	Do you hold, or are you deemed to hold, Plan Assets[2] or do you act on behalf of an entity that holds, or is deemed to hold, Plan Assets?

Yes:	No:

If No, please skip questions 2 and 3.

If you answered “Yes” in response to question 1, please circle the correct answer for questions 2 and 3 below.

2.

You are relying on one of the following U.S. Department of Labor Prohibited Transaction Class Exemptions (each, a “PTCE”): (a) your assets that will be involved in the contemplated transaction are managed by a “qualified professional asset manager” as such term is defined in PTCE 84-14, and all requirements set forth in PTCE 84-14 are met with respect to the contemplated transaction; (b) your assets that will be involved in the contemplated transaction are managed by an “in-house asset manager” as such term is defined in PTCE 96-23, and all requirements set forth in PTCE 96-23 are met with respect to the contemplated transaction; (c) you are a “bank collective investment fund” as such term is defined in PTCE 91-38, and all requirements set forth in PTCE 91-38 are met with respect to the contemplated transaction; (d) you are an “insurance company pooled separate account” as such term is defined in PTCE 90-1, and all requirements set forth in PTCE 90-1 are met with respect to the contemplated transaction; or (e) you are an “insurance company general account” as such term is defined in PTCE 95-60, and all requirements set forth in PTCE 95-60 are met with respect to the contemplated transaction.

Yes:	No:

3.	A person acting as your fiduciary has determined that all requirements of Section 408(b)(17) of ERISA have been met with respect to the contemplated transaction.

Yes:	No:

The undersigned hereby certifies that the information contained herein and the information provided in connection is true and correct as of the date hereof.

SIGNATURE	DATE

PRINT NAME AND TITLE

2 “Plan Assets” has the meaning given to that term in Section 3(42) of the Employee Retirement Income Security Act of 1974 (and generally includes employee benefit plans subject to Title I of ERISA, “plans’ as defined in Section 4975 of the Internal Revenue Code of 1986 and entities that are deemed to hold the assets of the foregoing). You may be deemed to hold Plan Assets if you are, or if you act on behalf of, a private investment fund that has greater than 25% participation by benefit plan investors.

Exhibit C

Partial Assignment
(Broadstone)

4